SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

 [ ]  Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
 [X]  Definitive Proxy Statement
 [ ]  Definitive Additional Materials
 [ ]  Soliciting Material Pursuant to Section 240-14a-11(c) or
      Section 240-14a-12

                                   ----------

                               THE HOMESTATE GROUP
                (Name of Registrant as Specified in its Charter)

                                   ----------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                               THE HOMESTATE GROUP
                           1703 OREGON PIKE, SUITE 101
                       LANCASTER, PENNSYLVANIA 17605-0666


                                  March 3, 2005

Dear Shareholder:

     A special meeting of shareholders (the "Meeting") of the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund (collectively, the "Funds"), each a series of The HomeState Group (the "Trust"), will be held at the offices of the Trust, at 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17605-0666, on April 15, 2005, at 10:00 a.m., Eastern time. The purpose of the Meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter, which is further described in the Proxy Statement. Included with this letter, the Notice, and the Proxy Statement is a proxy card(s). We recommend that you read all of these materials carefully.

     We look forward to your attendance at the Meeting or to receiving your proxy card(s) so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card(s), and be sure to sign, date and return it to us in the enclosed postage paid envelope.

     Your vote is very important to us. If we do not hear from you after a reasonable period of time, you may receive a telephone call reminding you to vote your shares. Thank you for your response and for your continued investment with the Funds.

                                        Sincerely,

                                        /s/ Daniel W. Moyer IV

                                        Daniel W.  Moyer IV
                                        President and Chief Executive Officer
                                        The HomeState Group

                                IMPORTANT NOTICE

We recommend that you read the entire Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Meeting.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT

The Board of Trustees is proposing a number of changes for the Trust. A detailed discussion of each Proposal is included in the Proxy Statement, which follows.

Q:   Why am I receiving this Proxy Statement?

A: The Funds' investment adviser, Emerald Advisers, Inc. ("Emerald"), has entered into an agreement pursuant to which Forward Management, LLC ("Forward") will, subject to certain conditions, purchase Emerald's fund management and administration business (the "Transaction"). Because Emerald cannot assign its existing investment advisory agreements with the Funds to a new investment adviser, it will be necessary for the Trust, on behalf of the Funds, to enter into a new investment management agreement to retain a new investment adviser to manage the Funds after the Transaction. However, Emerald intends to enter into a new investment sub-advisory agreement with Forward and the Trust, on behalf of the Funds, under which Emerald will continue to provide an investment program for the Funds' portfolios of securities. In connection with the Transaction, all of the Trust's current Trustees intend to step down upon the consummation of the Transaction.

Q:   How will this affect my account?

A: You can expect the same level of management expertise and quality shareholder service from the combined team of Forward and Emerald to which you have grown accustomed from Emerald alone. There will be no change in Emerald's investment philosophy as a result of the Transaction. The approval of a new investment management agreement with Forward and an investment sub-advisory agreement with Emerald will not result in an increase in the rate of the Funds' advisory fees.

Q:   What proposals am I being asked to vote on?

A: Proposal 1 seeks shareholder approval of a new investment management agreement between the Trust and Forward on behalf of each Fund. Proposal 2 seeks shareholder approval of a new investment sub-advisory agreement among Forward, Emerald and the Trust on behalf of each Fund. Proposal 3 seeks shareholder approval for the election of five new Trustees to the Trust. Finally, Proposal 4 seeks shareholder approval of an amendment to the Agreement and Declaration of Trust of the Emerald Mutual Funds (the "Delaware Trust") into which shareholders approved the reorganization of the Trust in December 2004. The reorganization of the Trust into the Delaware Trust will take place in connection with the closing of the Transaction, at which time the Delaware Trust will be re-named the Forward Funds.

Q:   How does the Board suggest that I vote?

A: After careful consideration of the factors and information outlined beginning on page 7 below, the Trustees, including the independent Trustees who comprise a majority of the Board of Trustees, unanimously recommends that you vote "FOR" each Proposal.

Q: Am I required to approve or reject all of the proposals as a group, or can I vote "Yes" for some proposals and "No" for others?

A: Each of the Proposals discussed in the Proxy Statement is subject to a separate vote, and you should accept or reject each Proposal on its own merits. Please note, however, that the decisions made on Proposals 1,2 and 3 are ultimately related. For example, the proposed investment sub-advisory agreement among Forward, Emerald and the Trust (Proposal 2) cannot be approved unless the proposed investment management agreement between the Trust and Forward (Proposal 1) is approved.

Q: What will the Board do if one or more, but not all, of the Proposals are approved?

A: If one or more, but not all, of the Proposals are approved, the Board will evaluate the appropriate action that the Funds should take. For example, if shareholders approve Proposals 1, 2, and 3 (the approval of new investment management agreement, investment sub-advisory agreement and election of trustees) but reject Proposal 4 (approval of the change to the Declaration of Trust), the Board could determine to have a subsequent shareholder meeting regarding Proposal 4.

Q:   Will my vote make a difference?

A: Yes. Your vote is needed to ensure that each Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Funds. Proposals 1 and 2 require the affirmative vote of the lesser of (i) a majority of the outstanding shares of each Fund; or (ii) 67% or more of the votes attributable to the shares represented at a meeting of shareholders of a Fund at which the holders of more than 50% of the outstanding shares of a Fund are represented. With respect to Proposal 3, a plurality of all votes cast at the Meeting is sufficient for the election of trustees, which means that the nominees receiving the highest number of votes will be elected. With respect to Proposal 4, the affirmative majority of the votes cast by shareholders at the Meeting is required for approval.

     In addition, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q:   Who can I call if I have questions?

A: We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-722-4123 between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Q:   How do I vote?

A: You may use the enclosed postage-paid envelope to mail your proxy card(s). You may also vote over the Internet or by telephone or facsimile. Please follow the instructions on the enclosed proxy card(s) to use one of those methods of voting.

                               THE HOMESTATE GROUP

                        --------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                 APRIL 15, 2005

                        --------------------------------

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund (collectively, the "Funds"), each a series of The HomeState Group (the "Trust"), will be held at the offices of the Trust at 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17605-0666, on April 15, 2005, at 10:00 a.m., Eastern Time, for the following purposes:

     (1) To approve a new investment management agreement between the Trust and Forward Management, LLC;

     (2) To approve a new investment sub-advisory agreement among the Trust, Forward and Emerald Advisers, Inc.;

     (3) To elect five (5) Trustees to serve until their successors have been elected and qualified, they resign or they are removed;

     (4) To approve an amended and restated Declaration of Trust for the Emerald Mutual Funds, a Delaware statutory trust, into which the Trust has been approved by shareholders to reorganize; and

     (5) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

     Shareholders of record of the Funds on February 28, 2005, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to a Proposal. Any such adjournment as to a matter will require a majority of votes properly cast upon the question of adjourning the Meeting to another date and time. The persons named as proxies will vote "FOR" an adjournment with respect to a Proposal those proxies which they are entitled to vote in favor of such Proposal and will vote "AGAINST" an adjournment with respect a Proposal those proxies to be voted against such Proposal. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and is otherwise appropriate.

     Your vote is important to us. Thank you for taking the time to consider these important proposals.

                             By Order of the Board of Trustees of
                             The HomeState Group

                             /s/ Stacey L. Sears

                             Stacey L.  Sears
                             Secretary
March 3, 2005

--------------------------------------------------------------------------------
                                   IMPORTANT

We urge you to sign, date and return the enclosed proxy card(s) in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.
--------------------------------------------------------------------------------

                               THE HOMESTATE GROUP

                           1703 OREGON PIKE, SUITE 101
                       LANCASTER, PENNSYLVANIA 17605-0666

                                 PROXY STATEMENT

                                       FOR

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                 APRIL 15, 2005

                        --------------------------------

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of The HomeState Group (the "Trust") on behalf of its series, the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund (collectively, the "Funds"), for use at the special meeting of shareholders of the Funds to be held at the offices of the Trust at 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17605-0666, on Friday, April 15, 2005, at 10:00 a.m., Eastern Time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement and the Notice of Special Meeting and proxy card are first being mailed to shareholders of the Funds on or about March 3, 2005.

     The Funds provides periodic reports to their shareholders, which highlight relevant information about the Funds, including investment results and a review of portfolio investments. You may receive an additional copy of the most recent annual report and semiannual report of the Funds, without charge, by calling
(800) 336-9970 or writing The HomeState Group, 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17605-0666.


                             PURPOSE OF THE MEETING

     The Meeting is being called in order to ask shareholders of the Funds to consider and vote on the following proposals:

          (1) To approve a new investment management agreement between the Trust and Forward Management, LLC;

          (2) To approve a new investment sub-advisory agreement among the Trust, Forward and Emerald Advisers, Inc.;

          (3) To elect five (5) Trustees to serve until their successors have been elected and qualified, they resign or they are removed;

          (4) To approve an amended and restated Declaration of Trust for the Emerald Mutual Funds, a Delaware statutory trust, into which the Trust has been approved by shareholders to reorganize; and

          (5) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

     The Trust is organized as a Delaware statutory trust and is not required to hold an annual meeting of shareholders.

                                 PROPOSALS 1 & 2

                   APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

                      AND INVESTMENT SUB-ADVISORY AGREEMENT

Introduction

     Emerald Advisers, Inc. ("Emerald") manages the assets of each of the Funds pursuant to the terms of investment advisory agreements with the Trust, on behalf of the Funds, dated December 14, 2001, which were last approved by shareholders on September 1, 1992 with respect to the Emerald Growth Fund and Emerald Select Banking and Finance Fund and September 11, 1997 with respect to the Emerald Select Technology Fund (the "Current Management Agreements"). In accordance with their terms and as required by the Investment Company Act of 1940 (the "1940 Act"), the Current Management Agreements automatically terminate in the event of their assignment.

     Emerald has entered into an agreement pursuant to which Forward Management, LLC ("Forward") will, subject to certain conditions, purchase Emerald's fund management and administration business (the "Transaction"). Because Emerald cannot assign the Current Management Agreements with the Funds to a new investment adviser, it will be necessary for the Trust, on behalf of the Funds, to enter into a new investment management agreement to retain a new investment adviser to manage the Funds after the Transaction. However, Emerald intends to enter into a new investment sub-advisory agreement with Forward and the Trust, on behalf of the Funds, under which Emerald will continue to provide an investment program for the Funds' portfolios of securities.

     As described below, the Board has determined that it is in the best interest of the Trust and each Fund to retain Forward as the investment adviser and Emerald as the investment sub-adviser to the Funds. For this reason the Board has approved a proposed investment management agreement between the Trust, on behalf of the Funds, and Forward pursuant to which Forward would provide investment advice and certain other services to each of the Funds (the "Proposed Management Agreement"). The Board has also approved a proposed investment sub-advisory agreement among the Trust, on behalf of the Funds, Forward and Emerald pursuant to which Emerald would provide an investment program for the Funds' portfolios of securities (the "Proposed Sub-Advisory Agreement"). The Proposed Management Agreement and Proposed Sub-Advisory Agreement cannot become effective as to a Fund unless approved by shareholders of that Fund.

The Transaction

     Emerald has entered into a purchase agreement with Forward pursuant to which Forward has agreed to purchase the assets of Emerald relating to Emerald's fund management and administration business. Forward has also agreed to assume substantially all of the operating liabilities and contractual obligations of Emerald that relate to its investment management and administration business. If the Transaction is consummated, Forward intends to hire certain personnel of Emerald involved in the investment management and administration business. The purchase agreement provides for Emerald to receive from Forward an amount equal to 1.8% of the aggregate net assets of the Funds as of the closing date of the Transaction, and an additional amount equal to 0.45% of the aggregate net assets of the Funds as of the second anniversary of the closing date of the Transaction. Mr. Mertz, a Trustee of the Trust, and Mr. Moyer, the President of the Trust, have, respectively, approximately, a 7.45% and a 10.92% ownership interest in Emerald Asset Management, Inc., the sole shareholder of Emerald Advisers Inc. The purchase agreement includes customary representations and warranties, indemnification provision and closing conditions, including the approval of the Proposed Management Agreement and Proposed Sub-Advisory Agreement by the Board and shareholders of the Funds. Assuming all conditions are met, consummation of the Transaction is expected to occur on or about May 1, 2005. The Transaction is part of a larger transaction that will include the reorganization of the Funds with and into newly created series of the Emerald Mutual Funds, a Delaware statutory trust, (the "Delaware

Trust"), which was approved by shareholders in December 2004 (the "Reorganization"). Also, in connection with the Transaction the name of the Delaware Trust will be changed to the "Forward Funds." It is contemplated that on or before July 1, 2005, a subsequent reorganization will occur in which nine existing series of the Forward Funds, Inc., a Maryland corporation and a registered investment company, will be reorganized with and into newly created series of the Delaware Trust. This subsequent reorganization will not affect the current Funds and will be done for the administrative convenience and cost savings of the Board and Adviser of the Delaware Trust.

     Upon the consummation of the Transaction, Kenneth G. Mertz, II, Chairman of the Board, Vice President, Treasurer and Chief Investment Officer; Scott C. Penwell, Trustee; J. Barton Harrison, Trustee; H.J. Zoffer, Trustee; Robert P. Newcomer, Trustee; Robert J. Dickson, Trustee; and Douglas S. Garban, Trustee will resign their positions with the Trust and Delaware Trust. Accordingly, the Board recommends you vote "FOR" Proposal 3 for the election of five (5) new trustees, who will become trustees of the Trust and the Delaware Trust upon the reorganization of the Funds into the Delaware Trust. In addition, the following officers of the Trust and Delaware Trust: Daniel W. Moyer, IV, President; Stacy
L. Sears, Vice President and Secretary; James Meehan, Chief Compliance Officer; John J. Smith, III, Vice President; Francis J. McIntyre, Assistant Vice President; Elliot Foster, Assistant Vice President will resign their respective positions. The Board will appoint new officers to fill certain of the vacant positions.

Proposed Management Agreement and Proposed Sub-Advisory Agreement

     Shareholders of the Funds are being asked to approve the Proposed Management Agreement and the Proposed Sub-Advisory Agreement (the Proposed Sub-Advisory Agreement and the Proposed Management Agreement are hereinafter referred to collectively as the "Proposed Agreements"). On February 18, 2005, the Board, including the Trustees of the Trust who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust (the "Independent Trustees"), unanimously voted to approve the Proposed Agreements and to recommend the Proposed Agreements to each Fund's shareholders for approval. If approved by the shareholders, the Proposed Agreements will take effect on the latest to occur of (i) the date of such approval, (ii) 12:01 a.m. on May 1, 2005, or (iii) on such other date as the Board of Trustees shall decide. The Proposed Agreements will remain in effect for two years from the effective date and each will continue in effect thereafter with respect to a Fund only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of a Fund or by the entire Board and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees. If shareholders of a Fund do not approve the Proposed Management Agreement, Forward will not enter into the Proposed Sub-Advisory Agreement with respect to that Fund even if shareholders approve such Proposed Sub-Advisory Agreement.

     A form of the Proposed Management Agreement is attached as Exhibit A and a form of Proposed Sub-Advisory Agreement is attached as Exhibit B to this Proxy Statement. The description of each agreement's terms in this section is qualified in its entirety by reference to Exhibit A and Exhibit B, respectively.

     Under the Proposed Management Agreement, Forward will provide investment management services and will be responsible for overseeing the investment sub-advisory services provided by Emerald. Under the Proposed Sub-Advisory Agreement, Emerald will provide an investment program for the Funds' portfolios of securities. The Emerald portfolio manager(s) currently managing the Growth Fund and the Banking and Finance Fund is/are expected to continue to do so, and Joseph Besecker, a founder of Emerald Asset Management, the parent company of Emerald, will begin managing the Technology Fund in lieu of Mr. Mertz, each following the same investment objectives and strategies currently in place. Emerald will be entitled to sub-advisory fees from the investment management fees that Forward will receive under the Proposed Management Agreement. The aggregate fee rate paid by a Fund under the Proposed Agreements will be the same as the fee rate paid under its Current Agreement.

     The Board of Trustees of the Trust, on behalf of the Funds, has approved the Proposed Agreements, which must be submitted to each Fund's shareholders for their approval. The following summary provides information about Forward and Emerald, as well as the Proposed Agreements.

Comparison of the Current and Proposed Agreements

Services and Obligations

     Under the Current Agreements, Emerald has continuously managed the investment and reinvestment of each Fund's assets and administered each Fund's affairs subject to the supervision of the Board of Trustees of the Trust. Emerald is required to provide these investment advisory and administrative services to each Fund in accordance with the Fund's investment objective, policies and limitations as set forth in the Trust's registration statement. The Current Agreements also provide that Emerald furnish to the Funds space in its offices or in such other place as may be agreed upon and all necessary office facilities, equipment and personnel for managing the affairs and investments and keeping the books of the Funds.

     Under the Proposed Management Agreement, Forward will provide a program of continuous investment management for the Funds with regard to the Funds' investment of their assets in accordance with the Funds' investment objectives, policies and limitations as stated in the Trust's registration statement. In providing investment management services to each Fund, Forward will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisers for the Funds, in which case any of the duties of Forward under the Proposed Management Agreement may be delegated to such investment sub-advisers subject to approval by the Board of Trustees;
(b) if investment sub-advisers are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as Forward may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Agreement with respect to the Chief Compliance Officer of the Funds, provide the services of its officers as officers or administrative executives of the Funds (including, but not limited to the Chief Compliance Officer of the Funds) and the services of any trustees of the trust who are "interested persons" of the trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution plans of the Funds.

     Under the Proposed Management Agreement, Forward also will be authorized to enter into brokerage transactions, including with brokers affiliated with Forward, with respect to each Fund's portfolio securities, always subject to best execution. The Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund. Forward may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by Forward or with accounts of Forward's affiliates, if in Forward's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund.

     Under the Proposed Sub-Advisory Agreement, Forward will appoint Emerald to
(i) provide a program of continuous investment management for each of the Funds,
(ii) make each Funds' investment decisions, and (iii) place orders to buy and sell securities for each Fund in accordance with the Funds' investment objectives, policies and limitations.

Allocation of Expenses

     The allocation of expenses under the Current Agreements is similar to such allocation under the Proposed Management Agreement.

     The Current Agreements require Emerald to provide at its expense all necessary office facilities, equipment and personnel for managing the affairs and investments and keeping the books of the Funds. Emerald may also employ, at its expense, persons, or engage sub-advisers and other persons as deemed necessary or desirable in the provision of services to a Fund.

     The Current Agreements also provide that the Trust shall pay (i) custody and accounting service expenses, (ii) shareholder servicing expenses, (iii) shareholder communication expenses, (iv) shareholder meeting expenses incidental to holding duly called meetings of the Trust and its shareholders; (v) the printing and mailing of prospectuses, (vi) legal and accounting fees, (vii) brokerage commissions, (viii) taxes and governmental fees, and (ix) non-recurring and extraordinary expenses.

     Under the Proposed Management Agreement, Forward is not required to pay any of the Trust or the Funds' expenses except with respect to the duties of Forward as discussed above under the heading "Services and Obligations." Forward is not responsible for the following expenses of the Funds: (i) organization and certain offering expenses of the Funds; (ii) fees payable to the Investment Adviser and to any other of the Funds' advisers or consultants; (iii) legal expenses, auditing and accounting expenses; (iv) interest expenses; (v) taxes and governmental fees; (vi) fees and expenses of the Funds' administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Funds; (vii) payments to an administrator for maintaining the Funds' financial books and records and calculating its daily net asset value;
(viii) other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (ix) other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Funds; (x) expenses relating to investor and public relations;
(xi) expenses of registering and qualifying shares of the Funds for sale; (xii) brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds; (xiii) expenses of printing and distributing prospectuses, statements of additional information, reports, notices and dividends to stockholders; and (xiv) any litigation expenses.

     Also, under Proposed Management Agreement, if Forward provides one of its officers to act as the Chief Compliance Officer of the Trust, Forward may be compensated and/or reimbursed for the cost of providing the services of the Chief Compliance Officer of the Trust and any compliance staff.

Compensation

     Pursuant to the Current Agreements, Emerald receives the following annual investment fees, accrued daily and paid monthly, with respect to the average daily net assets of the Funds:

Fund                                           Net Assets                                    Fee
----                                           ----------                                    ---
Emerald Growth Fund         Up to and including $250 million..............................  0.75%
                            In excess of $250 million up to and including $500 million....  0.65%
                            In excess of $500 million up to and including $750 million....  0.55%
                            In excess of $750 million.....................................  0.45%

Emerald Select Banking      Up to and including $100 million..............................   1.0%
and Finance Fund            In excess of $100 million.....................................  0.90%

Emerald Select              Up to and including $100 million..............................   1.0%
Technology Fund             In excess of $100 million.....................................  0.90%


     From time to time, Emerald may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of lowering a Fund's expense ratio and increasing yield to shareholders at the time such amounts are waived or assumed, as the case may be. For the fiscal year ended

June 30, 2004, the Growth Fund, the Banking and Finance Fund and the Technology Fund paid Emerald advisory fees in the amount of $ 837,538, $1,662,285 and $38,375, respectively. Emerald waived none of its fees in fiscal 2004 with respect to the Growth Fund or the Banking and Finance Fund, and waived $615 with respect to the Technology Fund.

     Under the Proposed Management Agreement, Forward will be entitled to receive the identical annual investment advisory fee rate payable under the Current Agreements. Under the Proposed Sub-Advisory Agreement, Emerald will be entitled to sub-advisory fees from the investment advisory fees that Forward will receive under the Proposed Management Agreement. Accordingly, the total fee rate payable by the Funds under the Proposed Agreements will not increase.

     Under the Proposed Sub-Advisory Agreement, Emerald will receive the following annual investment fees as deducted from the amount paid to the Adviser, accrued daily and paid monthly, with respect to the average daily net assets of the Funds:

Fund                                           Net Assets                                    Fee
----                                           ----------                                    ---
Emerald Growth Fund         Up to and including $250 million..............................  0.40%
                            In excess of $250 million up to and including $500 million....  0.30%
                            In excess of $500 million up to and including $750 million....  0.20%
                            In excess of $750 million.....................................  0.10%

Emerald Select Banking      Up to and including $100 million..............................  0.65%
and Finance Fund            In excess of $100 million.....................................  0.55%

Emerald Select              Up to and including $100 million..............................  0.65%
Technology Fund             In excess of $100 million.....................................  0.55%

Other Provisions

     Each of the Current Agreements states that it is to be construed in accordance with the laws of the Commonwealth of Pennsylvania. The Proposed Agreements state that they should be construed in accordance with the laws of the State of Delaware, provided that nothing in the agreements should be construed in a manner inconsistent with the 1940 Act.

Information Concerning Forward Management, LLC

     Forward is a Delaware limited liability company and an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Forward is located at 433 California Street, 11th Floor, San Francisco, California 94104. Forward is a wholly-owned subsidiary of Broderick Management LLC, located at 433 California Street, San Francisco, California 94104. Gordon Getty is the sole owner of Broderick Management LLC. As of January 31, 2005, Forward had approximately $450 million in assets under management. Forward offers advice, investment management and related services to institutional and individual clients. The name, address and principal occupation of the principal executive officer and sole member of Forward are as follows:

Name and Address                                              Principal Occupation/Business
------------------------------------                   ------------------------------------------
J. Alan Reid, Jr.....................                  President, Forward Management, LLC
c/o Forward Management, LLC
433 California Street
San Francisco, CA 94104

Broderick Management LLC.............                  Private Investments
433 California Street
San Francisco, CA 94104

     Forward acts as an investment adviser for other mutual funds with investment objectives similar to that of the Funds. The name of each such fund, together with information concerning the mutual fund's assets, and the annual fees paid (as a percentage of average net assets) to Forwards for its services, are set forth below:

Name of Fund                                     Assets Under Management          Compensation as a Percentage of Assets
------------                                     -----------------------          --------------------------------------
Forward Hoover Small Cap Equity Fund                  $ 200 million                               1.05%
Forward Global Emerging Markets Fund                  $  19 million                               1.25%


     Forward has entered into contractual fee waivers with the Forward Hoover Small Cap Equity Fund and the Forward Global Emerging Markets Fund, which expire on January 1, 2006.

Information Concerning Emerald Advisers, Inc.

     Emerald Advisers, Inc., 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17601, currently serves as investment adviser to the Funds. Emerald was organized as a Pennsylvania corporation on November 14, 1991, and is registered with the SEC under the Advisers Act. Emerald is a wholly owned subsidiary of Emerald Asset Management, Inc., which is located at the same address as that of Emerald. As of January 31, 2005, Emerald had approximately $2.0 billion in assets under management. Emerald offers advice, investment management and related services to mutual funds, corporate and public pension plans, Taft-Hartley plans, and endowments. The name, address and principal occupation of the principal executive officer and directors and of Emerald are as follows.

Name and Address*                                                 Principal Occupation
------------------------------------                   ------------------------------------------
Kenneth G. Mertz, II..............                     Chief Executive Officer and Director of Emerald;
                                                       Chairman of the Board, Vice President, Treasurer and
                                                       Chief Investment Officer of The HomeState Group
Daniel W. Moyer, IV...............                     Executive Vice President and Director of Emerald;
                                                       President of The HomeState Group
Stacey L. Sears...................                     Senior Vice President and Director of Emerald;
                                                       Vice President and Secretary of The HomeState Group

* c/o Emerald Advisers, Inc., 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17601.

Evaluation by the Board

     In approving the Proposed Agreements, the Board is required to act solely in the best interests of the Funds and the Funds' shareholders in evaluating the terms of the Proposed Agreements. The Board is required to judge the terms of the arrangements in light of those that would be reached as a result of arm's-length bargaining. The Board believes that the approval and retention of Forward as investment adviser to the Funds and Emerald as investment sub-adviser will be advantageous to the shareholders of the Funds' for several reasons. The Trustees considered the following matters, among others, in approving Proposals 1 and 2.

     At a regular meeting of the Board on December 10, 2004, Emerald informed the Board of Trustees of the Trust that it was considering a transaction for the sale of its business relating to the Funds. At a special meeting of the Board on February 2, 2005, the Board had a preliminary meeting with representatives of Forward. Management of the Funds informed the Board of Trustees that it wished to change its role from adviser to investment sub-adviser with regard to the Funds. At that time, the Board invited representatives of Forward to provide certain information regarding its history, business structure, organizational structure, service and administrative providers, its commitment to asset growth, strategic fit with the Funds and biographical information regarding its executive officers. Based on this presentation, the Board agreed to consider engaging Forward as the Funds' investment adviser, and requested additional information for review at its next regular meeting on February 18, 2005, in order to consider for approval the Proposed Management Agreement. The Board also requested additional information from Emerald in order to consider for approval the Proposed Sub-Advisory Agreement, noting that it had reviewed similar information in connection with the annual approval of the Funds' advisory agreements with Emerald at its last regular meeting in December 2004.

     At the Board's Meeting on February 18, Emerald informed the Board that Emerald had entered into an agreement to sell its business relating to the management of the Funds, and recommended to the Board of Trustees that Forward serve as the Funds' new investment adviser. The Board of Trustees, on behalf of each Fund, reviewed various materials with respect to Forward, including materials furnished by Forward. These materials included additional information about Forward, the services it would provide, its personnel, its operations and its financial condition. The Board evaluated the above-referenced information and considered the following as relevant to their recommendation, but it did not identify any single factor as all-important or controlling, and the following summary does not detail all matters considered:

     (i) the nature and quality of the services to be provided by Forward;

     (ii) the fees and expenses of the Funds and that there would be no increase in the management fee paid by the Funds;

     (iii) the experience and qualification of Forward personnel providing services;

     (iv) the financial strength and resources of Forward and its commitment to asset management growth;

     (v) the difficulty of projecting Forward's cost of providing the services under the Proposed Management Agreement and the profitability of Forward's services;

     (vi) whether the advisory fees payable to Forward are fair and reasonable in light of the services expected to be provided;

     (vii) the impact on the Funds' annual operating expense ratios, which would be capped at the current percentage levels disclosed in the prospectus for a period of two years in connection with the approval of Forward as the investment adviser to the Funds;

     (viii) Forward's code of ethics and whether such code was consistent with Rule 17j-1 under the 1940 Act and with the code of ethics of the Trust;

     (ix) the differences in compensation of portfolio managers for managing the Funds and Forward's other clients and how these differences, if any, may impact management of the Funds; and

     (x) the compliance history, reputation, qualifications and background of Forward as well as its chief compliance officer.

     At that Meeting, the Board of Trustees had the opportunity to meet again with representatives of Forward to determine whether the Proposed Management Agreement was in the best interests of each Fund and its shareholders. The Board, including a majority of the Independent Trustees so concluded, and voted to recommend the Proposed Management Agreement to the respective Fund's shareholders for their approval, based on the following:

     o Forward and the Funds, subject to shareholder approval of Proposals 1 & 2, will retain Emerald to act as sub-adviser to the Funds. Emerald would continue to manage each of the Emerald Growth Fund and the Emerald Select Banking and Finance Fund on a day-to-day basis with same portfolio manager(s) currently managing those Funds. The Emerald Select Technology Fund would be managed on a day-to-day basis after the Transaction by a new portfolio manager, Joseph Besecker, a founder of Emerald Asset Management, the parent company of Emerald. Moreover, that the Board had determined in December 2004 to continue to retain Emerald as the Funds investment adviser.

     o The management fee rate under the Proposed Agreements (i.e., the Proposed Management Agreement and Proposed Sub-Advisory Agreement) with respect to each of the Funds will be identical to the management fee rate currently paid by the Funds under the Current Agreements. The Board noted that these fee arrangements were reviewed in December 2004 and approved at that time. The Board further reviewed the expense and profitability data provided by Forward at the meeting on February 18, 2005 and was satisfied that the total fee paid was not excessive, and would be sufficient to allow Forward to provide an appropriate level of services to the Funds.

     o Although Emerald will manage the assets of the Funds as their sub-adviser, Forward will be responsible for the overall management of the Funds' operations, and it is expected that the Funds will benefit from Forward's experience and resources in managing a fund family with assets under management as of January 2005 of approximately $450 million.

     o The Board was satisfied with Forward's expected contribution to the overall management of the Funds as adviser and determined that this fee to be paid by the Funds to Forward was consistent with industry standards and the comparable funds' fees considered, sufficient to sustain Forward's delivery of the expected advisory services.

     o Forward's commitment to maintain the fee caps on the Funds for a period of two years.

     o The fees to be paid by the Funds pursuant to their distribution plans will not exceed the existing distribution and shareholder servicing fee currently paid by the Funds.

     o The ability of the Funds' shareholders to exchange shares for other funds in the Forward fund family after such time as the existing Forward Funds are reorganized into the Delaware Trust.

     o Forward's agreement to comply with the terms of Section 15(f) of the 1940 Act, so that there will be no "unfair burden" (as defined in the 1940 Act and discussed below) placed upon the Funds.

     o Emerald presented, again, for consideration by the Board, the comparison data Emerald had presented during the December 2004 contract renewal discussion with the Board. This data showed that the total advisory fee to be paid to Forward (including the sub-advisory component) placed the Emerald Funds as follows: The 2nd Quartile for the Emerald Growth Fund, the middle of the 4th Quartile for the Emerald Banking and Finance Fund and the middle of the 4th Quartile for the Emerald Technology Fund (ordered from lowest to highest fee percentages). The Board noted that the Banking and Finance Fund and Technology Fund both have a small cap focus whereas their respective peer groups tend to have a large cap focus. The small cap focus results in higher expenses due to the greater research required to find, analyze, evaluate and follow the companies that make up this capitalization range. The Board was satisfied that these were the appropriate peer groups and that this comparability data showed that the overall fees were commensurate with each respective fund's peers and that they were not excessive.

     o Forward's demonstrated potential for increasing the size of funds due to the resources that Forward has devoted to the distribution of its current family of mutual funds and the marketing relationships it has established, along with the complementary distribution strengths of Emerald, including leveraging their East Coast and West Cost positions. Over the long-term, if this potential for a larger asset base is realized, it could reduce each Fund's per share operating expenses and increase the portfolio management options available to each Fund.

     o The Funds' shareholders will, upon consummation of the proposed larger transaction, be part of a larger, 11 fund family which is expected to have approximately $900 million in assets and with its focus on distribution through a variety of platforms (including "fund supermarkets"), Forward anticipates that the Funds' shareholders may enjoy lower investment expenses to the extent that economies of scale can be achieved, which would provide a benefit to the existing shareholders of the Funds.

     o The engagement of Forward was found by the Board not to impact the expenses or fees to be charged to the Funds and that given the respective services to be provided by Emerald and Forward, the proposed sub-advisory and advisory fees were not excessive individually or in the aggregate, and were appropriate, individually and in the aggregate to compensate Emerald and Forward for the services to be provided at the level that the Board has come to expect.

     In determining whether or not it was appropriate to approve the Proposed Sub-Advisory Agreement with Emerald and to recommend approval to shareholders, the Trustees considered, among other things, information about: (i) Emerald and its personnel with responsibilities for providing services to the Funds; (ii) the differences in compensation of portfolio managers for managing the Funds and Emerald's other clients and how these differences, if any, may impact management of the Funds; (iii) the terms of the Proposed Sub-Advisory Agreement; (iv) the scope, nature and quality of the services that Emerald has historically provided to the Funds; (v) the historical investment performance of the Funds over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties; and (vi) the sub-advisory fee rates payable to Emerald. The Trustees also took into consideration its deliberations at its December meeting at which it approved the Current Agreement and its ongoing meetings during the course of the prior year with the relevant investment personnel from Emerald. The Trustees noted that they were satisfied with the investment advisory services historically provided by Emerald to the Fund.

The Board, including a majority of the Independent Trustees concluded that Proposed Sub-Advisory Agreement was in the best interests of each Fund and its shareholders, and voted to recommend the Proposed Sub-Advisory Agreement to the respective Fund's shareholders for their approval, based on the following:

     o The Board recounted its December 2004 findings about Emerald's depth and strength in research and the quality of the portfolio management team and its commitment to maintain the same.

     o The Board further reviewed the expense and profitability data provided by Emerald at the meeting on February 18, 2005 and was satisfied that the total fee paid was not excessive, and would sufficient to allow Emerald to provide an appropriate level of services to the Funds. The Board determined that the fee to be paid to Emerald as sub-adviser was not excessive and was sufficient to sustain its current level of investment management services to the Funds.

     o The Board considered the profitability analysis presented by Emerald assuming completion of the Transaction and implementation of the Proposed Sub-Advisory Agreement, and determined that Emerald's sub-advisory business would be less profitable to Emerald at 2004 asset levels. However, the Board further considered that given current asset levels and the approval of the Proposed Management Agreement with Forward, the Funds should be able to leverage certain economies of scale arising as a result of the combined efforts with Forward, including the realization of costs savings due to the redeployment of certain of Emerald's personnel, and assuming reasonable growth and expansion of the assets under management as a result of the distribution efforts of Emerald and Forward during Emerald's fiscal years ending June 30, 2005 and 2006, the profitability of the sub-advisory business of Emerald is expected to increase as a separate business line during Emerald's fiscal year ending June 30, 2006, allowing for significant reinvestment by Emerald in its advisory business.

     In addition, the Independent Trustees received advice from independent legal counsel regarding their duties in approving investment advisory contracts. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Sub-Advisory Agreement and concluded that the compensation under the Proposed Sub-Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

     Section 15(f) of the 1940 Act provides that an investment adviser (such as Emerald) to a registered investment company (such as the Trust) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in a assignment of an advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the new or former investment adviser; and (2) no "unfair burden" may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     The Board has been advised by Emerald and Forward that they are not aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Funds. With respect to the other condition, Forward will cause the Trust (and Delaware Trust) to comply with the requirements of
Section 15(f), including that the aggregate advisory and sub-advisory fees paid by the Funds will not increase as a percentage of average daily net assets for a period of two years after the Transaction, and will assure that after the Transaction, at least 75% of the Board of Trustees of the Trust (and Delaware Trust) are not "interested persons" of the new or former adviser for the applicable periods following completion of the Transaction.

     In the event that the shareholders do not approve the Proposed Sub-Advisory Agreement, the Trustees of the Trust will consider what alternatives may then be available.

Arrangements between Emerald and the Independent Trustees

     Currently, the Independent Trustees are insured under a joint directors' and officers' liability policy maintained by the Trust and Emerald for their benefit in the amount of $10 million. The insurance policy terminates on April 10, 2005. Emerald intends to arrange for either "tail" insurance coverage in the amount of $2 million for a period of two years after the closing of the Transaction or continue the joint policy currently in place for a period of two years after the closing of the Transaction and provide a $2 million sub-limit or reinstatement of coverage during that period for the current or former Trustees as of the date of this Proxy Statement.

Board Recommendation

     The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote "FOR" approval of the Proposed Agreements. For more information about the

Trustees' deliberations and the reasons for their recommendation, please see the discussion under the heading "Evaluation by the Board."

Vote Required

     Approval of Proposals 1 and 2 each requires an affirmative vote of the lesser of (i) 67% or more of each Fund's shares, voting as separate series of the Trust, present at the special meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of each Fund, voting as separate series of the Trust.


     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
               RECOMMENDS THAT YOU VOTE "FOR" PROPOSALs 1 AND 2.

                                      * * *

                                   PROPOSAL 3

                              ELECTION OF TRUSTEES

     It is proposed that five (5) new Trustees of the Trust (and Delaware Trust in connection with the Reorganization), comprising the entire Board of Trustees, be elected at the Meeting to hold office until their successors shall have been elected and qualified, they resign, or they are removed. The nominees were recently selected by the Nominating and Governance Committee of the Board, which committee is comprised entirely of Independent Trustees, and nominated by the full Board at a regular meeting held on February 18, 2005. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by the Independent Trustees. The Trust currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. The nominees currently serve as trustees of Forward Funds, Inc., a registered investment company.

     If elected, the terms of office of the five nominees will begin on the latest to occur of (i) the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained; (ii) 12:01 a.m. on May 1, 2005, or (iii) on such other date as the current Board of Trustees shall decide (the "Effective Date"). Until that time, the current Board members will continue their terms.

     Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote at the Meeting "FOR" the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected.

     Information regarding each of the nominees and executive officers of the Trust is set forth below.

                                                                                                         Number of
                                                                                                       Portfolio in
                                       Term of                                                             Trust         Other
                                     Office and                                                           Complex     Directorships
                      Position(s)     Length of                                                         Overseen by      Held by
Name, Address          Held with        Time             Principal Occupation                            Trustee or     Trustee
and Age(1)              Trust          Served            for Past 5 Years                                 Nominee     or Nominee(2)
------------------------------------------------------------------------------------------------------------------------------------
Nominees for Trustee -- "Interested Trustees"
J.  Alan Reid, Jr.(3)  Nominee      Shall serve          President of Forward Management, LLC, an            3      Director of
Age: 42                             until death,         investment adviser ("Forward," formerly                    Forward Funds,
                                    resignation          known as Webster Investment Management Co.,                Inc.(8) (2001-
                                    or removal.          LLC) (April 2001-present), Senior Vice                     present)
                                                         President, Director of Business Delivery,                  Director
                                                         Morgan Stanley Online, a financial services                of FOLIOfn
                                                         company (1999-2001); Executive Vice
                                                         President and Treasurer, Webster Investment
                                                         Management Co., LLC (1998-1999).

Nominees for Trustee -- "Independent Trustees"
Kenneth V.             Nominee      Shall serve          Financial Consultant, Securities                    3      Director of
Domingues                           until death,         Arbitrator, Expert Witness, Estate and                     Forward Funds,
Age: 72                             resignation          Trust Administrator (1999-present);                        Inc.(8) (2003-
                                    or removal.          Technical Consultant to the California                     present)
                                                         State Board of Accountancy (2002-present);
                                                         Chief Accountant, Division of Investment
                                                         Management, U.S. Securities and Exchange
                                                         Commission (1998-1999).

Haig G. Mardikian      Nominee      Shall serve          Owner of Haig G. Mardikian Enterprises, a           3      Director of
Age: 57                             until death,         real estate investment business                            Forward Funds,
                                    resignation          (1971-present); a General Partner of M&B                   Inc.(8) (1998-
                                    or removal.          Development, a real estate investment                      present)
                                                         business (1983-present); General Partner of
                                                         George M. Mardikian Enterprises, a real
                                                         estate investment business (1983-2002);
                                                         President and Director of Adiuvana-Invest,
                                                         Inc., a real estate investment business
                                                         (1989-present); Vice Chairman and Trustee
                                                         of the William Saroyan Foundation
                                                         (1992-present). Mr. Mardikian has served as
                                                         Managing Director of the United
                                                         Broadcasting Company, radio broadcasting
                                                         (1983-2001) and Chairman and Director of
                                                         SIFE Trust Fund (1978-2002). He serves as a
                                                         director of the Downtown Association of San
                                                         Francisco (1982-present) and the Market
                                                         Street Association (1982-present) and as a
                                                         trustee of Trinity College (1998-present);
                                                         the Herbert Hoover Presidential Library
                                                         (1997-present); the Herbert Hoover
                                                         Foundation (2002-present) and the Advisor
                                                         California Civil Liberties Public Education
                                                         Fund (1997-present).

Leo T. McCarthy        Nominee      Shall serve          President, The Daniel Group, an investment          3      Director of
Age: 74                             until death,         partnership (January 1995-present); and                    Forward Funds,
                                    resignation          Director, Accela, Inc., a software company                 Inc.(8) (1998-
                                    or removal.          (March 1998-present).                                      present)
                                                                                                                    Director, Linear
                                                                                                                    Technology-
                                                                                                                    Corporation, a
                                                                                                                    manufacturing
                                                                                                                    company (July
                                                                                                                    1994-present)

Donald O'Connor        Nominee      Shall serve          Financial Consultant (1997-present).                3      Director of
Age: 67                             until death,                                                                    Forward Funds,
                                    resignation                                                                     Inc.(8) (2000-
                                    or removal.                                                                     present) Trustee
                                                                                                                    of the Advisors
                                                                                                                    Series Trust(15)
                                                                                                                    (1997-present)

--------------------------
     (1) Each Nominee may be contacted by writing to the Nominee, c/o 433 California Street, San Francisco, CA 94104.

     (2) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

     (3) Mr. Reid would be considered an "interested person" (within the meaning of ss. 2(a)(19) of the 1940 Act) of the Trust by reason of his position as President of Forward Management, the proposed investment adviser to the Trust.

Officers

Name, Address and                   Position Held                               Position   Principal Occupation
Age                                 with Trust                                  Since      for Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Kenneth G. Mertz II, CFA (1)        Chairman of the Board, Trustee, Vice        1992       President, Chief Investment Officer &
1703 Oregon Pike, Suite 101         President, Treasurer and Chief                         Portfolio Manager, Emerald Advisers, Inc.
Lancaster, PA 17605                 Investment Officer
Age: 52

Daniel W. Moyer IV                  President                                   2002       Executive Vice President of Emerald
1703 Oregon Pike, Suite 101                                                                Advisers, Inc; Formerly, Managing
Lancaster, PA 17605                                                                        Director and Senior Vice President
Age: 49                                                                                    Emerald Asset Management from 1992 to
                                                                                           2002; and Registered Sales Supervisor,
                                                                                           First Montauk Securities Corp. from
                                                                                           1992 to 2002.

Stacey L. Sears                     Vice President and Secretary                2002       Senior Vice President and Portfolio
1703 Oregon Pike, Suite 101                                                                Manager of Emerald Advisers, Inc. since
Lancaster, PA 17605                                                                        2001; Research Analyst and Administrative
Age: 32                                                                                    Assistant, Emerald Asset Management, Inc.
                                                                                           from 1992 to 2000; and Registered
                                                                                           Representative, First Montauk Securities
                                                                                           Corp. from 1995 to 2000.

--------------------------
     (1) Mr. Mertz is an "interested person" (within the meaning of ss. 2(a)(19) of the 1940 Act) of the Trust by reason of his position as President and Chief Investment Officer of Emerald Advisers, Inc., the current investment adviser to the Trust.

     The Board of Trustees held four regular meetings during the Trust's fiscal year ended June 30, 2004. Each incumbent Trustee attended all meetings of the Board and each committee of which he was a member.

Audit Committee

     The Board has a separately designated Audit Committee as defined by Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. The Board has adopted a written charter for the Audit Committee, which became effective on August 20, 2004. The Audit Committee currently consists of J. Barton Harrison, Robert J. Dickson and Robert P. Newcomer, each of whom is an Independent Trustee. It is anticipated that Messrs. Dominguez, Mardikian, McCarthy and O'Connor will comprise the Audit Committee after the Transaction.

     The Audit Committee (i) oversees the accounting and financial reporting processes of the Trust and its internal control over financial reporting, (ii) oversees, or, as appropriate, assists Board oversight of, the quality and integrity of the Trust's financial statements and the independent audit thereof,
(iii) oversees, or, as appropriate, assists Board oversight of, the Trust's compliance with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal control over financial reporting and independent audits, (iv) approves in advance and is directly responsible for the appointment, compensation, retention and oversight of the Trust's independent auditors (subject to the requirements of Section 32 of the 1940
Act), (v) acts as a liaison between the Trust's independent auditors and the full Board, and (v) assists, as appropriate, Board oversight of the Trust's chief compliance officer ("CCO"), including, but not limited to, the designation of the CCO, his or her compensation, and removal if necessary, as well as valuation issues.

Nominating and Governance Committee

     On August 20, 2004, the Board formed a Nominating and Governance Committee and adopted a written charter for the Committee. The charter is available on the Funds' website at www.emeraldmutualfunds.com. Prior to that time, the entire Board functioned as the Trust's nominating committee, except in the case of nominations of Independent Trustees, which were considered and approved by the Trust's sitting Independent Trustees. The Nominating and Governance Committee currently consists of H.J. Zoffer and Douglas S. Garban, each of whom is an Independent Trustee. It is anticipated that Messrs. Mardikian, McCarthy and O'Connor will comprise the Nominating and Governance Committee after the Transaction.

     The Nominating and Governance Committee makes recommendations with respect to (i) the Trust's statement of trust governance principles; (ii) board size, structure and composition; (iii) qualifications for board membership, (iv) compensation and indemnification of, and insurance for, board members; (v) qualified individuals for board membership and for the chairmanship of the board; and (vi) qualified individuals to serve as the Trust's Chief Compliance Officer ("CCO"), and assists the Board in monitoring the CCO's performance. In addition, the Committee oversees the self-evaluation of the Board and its committees.

     The Committee will consider nominee candidates recommended by shareholders of the Trust. The Committee will evaluate such nominees according to the Committee's Statement of Policy on Qualifications for Board Membership in the same manner as nominee candidates not recommended by shareholders. In that regard, the Policy requires Trustees to possess: (a) the ability to apply reasonable business judgment and exercise properly their duties of care and loyalty in the best interests of the shareholders of the Trust; (b) proven leadership ability, high integrity, collegiality and moral character, substantial business or other relevant experience, and a demonstrated capacity to manage a high level of responsibility; (c) the ability to understand complex principles of business and investment, to solve multi-faceted problems, and to operate positively in the regulatory environment of the Trust; and (d) the ability to read and understand basic financial statements.

     Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1703 Oregon Pike, Suite 101, P.O. Box 10666, Lancaster, Pennsylvania, 17605-0666. Submissions must include sufficient biographical information concerning the recommended individual, including age, ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominees by the Board. The Committee's goal is to assemble a Board that brings to the Trust a variety of perspectives and skills derived from high quality business and professional experience.

     Generally, in the process of identifying and evaluating nominee candidates the Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the individual is an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act; (iii) the needs of the Trust with respect to the particular talents and experience of its Trustees;
(iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; and (v) all applicable laws, rules, and regulations. If the Committee determines that an additional Trustee is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. The Committee may engage third parties to identify or evaluate or assist in identifying nominee candidates.

     The nominees were recommended for nomination by the category of persons indicated below:


Name of Nominee                   Category of Recommending Persons or Entities
---------------                   --------------------------------------------
J. Alan Reid, Jr.                 Executive Officer, Executive Officer of Investment Adviser
Kenneth V. Domingues              Executive Officer, Executive Officer of Investment Adviser
Haig G. Mardikian                 Executive Officer, Executive Officer of Investment Adviser
Leo T. McCarthy                   Executive Officer, Executive Officer of Investment Adviser
Donald O'Connor                   Executive Officer, Executive Officer of Investment Adviser

Shareholder Communications with Trustees

     Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Trust at 1703 Oregon Pike, Suite 101 Lancaster, Pennsylvania 17605-0666.

Security and Other Interests

     The following table sets forth the dollar range of equity securities beneficially owned by each Nominee in each of the Funds and in all registered investment companies overseen by the Nominee within the Trust's family of investment companies, as of January 31, 2005.

                                                                                                        Aggregate Dollar
                                                                                                         Range of Equity
                                                                                                        Securities in All
                                                                                                           Registered
                                                                                                           Investment
                                                                                                           Companies
                                                                                                          Overseen by
                                                        Dollar Range of         Dollar Range of        Trustee within the
                                Dollar Range of        Equity Securities      Equity Securities             Family of
                               Equity Securities        in Banking and         in Technology               Investment
Name of Trustee/Fund            in Growth Fund           Finance Fund               Fund                    Companies
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES/NOMINEES
J. Alan Reid, Jr.                   None                    None                    None                     None

INDEPENDENT TRUSTEES/NOMINEES
Independent Trustees
Kenneth V. Domingues                None                    None                    None                     None

Haig G. Mardikian                   None                    None                    None                     None

Leo T. McCarthy                     None                    None                    None                     None

Donald O'Connor                     None                    None                    None                     None


     As of January 31, 2005, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Trust's advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

Trustee Compensation

     For the fiscal year ended June 30, 2004, the Trustees of the Trust who are not employed by the Trust's investment adviser, principal underwriter or their affiliates received an aggregate annual retainer of $6,000, and $1,500 for each board meeting attended and $1,500 for each Audit Committee meeting attended. For the fiscal year ended June 30, 2004, the Trust incurred Trustees fees and expenses totaling $65,529.

     The Trust also reimbursed the non-employee Trustees' travel expenses incurred attending Board meetings.

                                                                  Aggregate                                      Total
                                          Aggregate              Compensation            Aggregate           Compensation
                                        Compensation             from Banking           Compensation        From Trust and
Name of Person and                       from Growth             and Finance           from Technology       Trust Complex
Position with Trust                         Fund                    Fund                    Fund            Paid to Trustees
----------------------------------------------------------------------------------------------------------------------------
Kenneth V. Domingues, Nominee                0                       0                       0                     0
Haig G. Mardikian, Nominee                   0                       0                       0                     0
Leo T. McCarthy, Nominee                     0                       0                       0                     0
Donald O'Connor, Nominee                     0                       0                       0                     0


Required Vote for Proposal 3

     If a quorum is present, a plurality of all votes cast at the Meeting is sufficient for the election of Trustees, which means that the nominees receiving the highest number of votes will be elected.

       THE BOARD OF TRUSTEES RECOMMENDS THAT THE TRUST'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR TRUSTEE (PROPOSAL 3).

                                      * * *

                                   PROPOSAL 4

           APPROVAL OF AMENDED AND RESTATED AGREEMENT AND DECLARATION
                              OF THE DELAWARE TRUST

     At a meeting on February 18, 2005, Board of Trustees of the Trust and Delaware Trust unanimously approved, subject to shareholder approval, an Amended and Restated Agreement and Declaration of Trust for the Delaware Trust that would allow the Board of Trustees, if permitted by applicable law, to authorize certain affiliated fund mergers without shareholder approval. The Amended and Restated Agreement and Declaration of Trust, in the form attached to this proxy statement as Exhibit C, has been marked to show changes from the Delaware Trust's existing Declaration of Trust as approved by shareholders in December 2004, as well to reflect a change in the name of the Delaware Trust to the "Forward Funds" in connection with the Transaction discussed earlier in this proxy statement. The proposed change to the Amended and Restated Agreement and Declaration of Trust would eliminate certain unnecessary and unduly burdensome requirements and provide the Trustees with more flexibility and broader authority to take advantage of certain regulatory developments.

     The Amended and Restated Agreement and Declaration of Trust would allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, allow the Funds to operate in a more efficient and economical manner. Adoption of the Amended and Restated Agreement and Declaration of Trust would not alter in any way the Board's existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Amended and Restated Agreement and Declaration of Trust might afford, the Board must still first consider the shareholders' interests and then act in accordance with such interests. Set forth below is a description of the proposed amendment:

     Authorization of Fund Mergers without Shareholder Approval. The Securities and Exchange Commission (SEC) has changed the rules with respect to mutual fund mergers (Rule 17a-8 under the 1940 Act) to reduce the need for affiliated funds to incur the expense of soliciting proxies when a merger does not raise significant issues for shareholders. For example, merging two small funds, with the same portfolio manager, the same investment principles and the same fee structures in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. The rules still require the Board of Trustees (including a majority of the Independent Trustees) to determine that any merger is in the best interest of the affiliated funds and will not dilute the interest of their existing shareholders. The SEC rules also require shareholder approval by the acquired affiliated fund for mergers that could have a material impact on a shareholder. Shareholders of an acquired affiliated fund will still be required to approve a merger that would result in a change of a fundamental investment policy, a material change to the terms of an investment management contract, the institution of, or an increase in, a 12b-1 fee or where the Board of Trustees of the surviving fund does not have a majority of Independent Trustees who were elected by the acquired fund's shareholders. Shareholder approval will also continue to be required for all mergers of non-affiliated funds. The Trust's current Declaration of Trust requires approval of all mergers between affiliated funds by the shareholders of the fund to be acquired. You are not being asked to approve any fund mergers at this time.

     The description of the affected provision of the Amended and Restated Agreement and Declaration of Trust set forth above is a summary and is not complete. Please read the form of Amended and Restated Declaration of Trust, which is attached to this proxy statement as Exhibit C for a complete description of the change being proposed.

     The Board has concluded that the approval of the Amended and Restated Declaration of Trust is in the best interests of the Trust and its shareholders. Accordingly, the Board unanimously recommends that the shareholders vote "FOR" Proposal 4.

     If Proposal 4 is not approved, the current Declaration of Trust will remain in effect.

Vote Required

     Approval of Proposal 4 requires an affirmative majority of the votes cast at the Meeting on the Proposal.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                    RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4

                             ADDITIONAL INFORMATION

Additional Service Providers

     The service providers currently engaged by the Trust on behalf of the Funds to perform non-advisory services will continue to serve the Funds in the capacities indicated below:

     Distributor                         Citco Mutual Fund Distributors, Inc.,
                                         P.O.  Box C1100, Southeastern,
                                         Pennsylvania, 19398-1100

     Administrator, Accounting Agent     Citco Mutual Fund Services, Inc.
     and Transfer Agent                  83 General Warren Blvd., Suite 200,
                                         Malvern, Pennsylvania, 19355

     Custodian                           U.S. Bank, N.A.

     Independent Auditors                PricewaterhouseCoopers LLP

     Legal Counsel                       Pepper Hamilton LLP

Independent Accountants

     PricewaterhouseCoopers, LLP ("PWC"), Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, has been selected to serve as the Trust's independent auditor for the fiscal year ending June 30, 2005. The Trust knows of no direct financial or material indirect financial interest of PWC in the Trust. A representative of PWC will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Trust by PWC for professional services received during and for the Trust's fiscal years ended June 30, 2003 and 2004, respectively.

Fiscal Year Ended
June 30,               Audit Fees      Audit-Related Fees       Tax Fees (1)      All Other Fees
------------------------------------------------------------------------------------------------
2003                    $52,376               None                $12,000              None
2004                    $59,000               None                $28,670              None

(1) These fees related to services consisting of the review and preparation of U.S. Federal, state, local and excise tax returns, as well as other tax related advice.

     The Trust's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the Trust by its independent auditor. At the present time, the Committee has not adopted pre-approval policies and procedures. At the request of the Audit Committee, the Board adopted a policy on August 20, 2004 requiring the Audit Committee to approve all non-audit engagements of the Funds' auditor. Accordingly, the engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit and tax services described above for which PWC billed the Trust fees for the fiscal years ended June 30, 2003 and 2004 were pre-approved by the Audit Committee. For the Trust's fiscal years ended June 30, 2003 and 2004, PWC has represented to the Trust that it did not provide any non-audit services (or bill any fees for such services) to the Trust's investment adviser or any affiliates thereof that provide services to the Trust.

Voting and Solicitation Information

     Shareholders are entitled to one vote for each full share and a proportionate share of one vote for each fractional share held of a Fund on the close of business on February 28, 2005 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or other electronic means, will be paid one half each by Emerald and Forward. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of Emerald Advisers, Inc., and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, other electronic means or personally. The Trust has also engaged Computershare Fund Services ("CFS") to solicit proxies for the Meeting. CFS will be paid a fee of approximately $30,000 for its solicitation services, which includes preparation and delivery of certain proxy materials, informational research, solicitation of brokers, banks, institutional holders, and beneficial owners, tabulation of votes, and delivery of executed proxies. The term of the agreement with CFS will last for the period of the solicitation. The agreement provides for a cross indemnification by the Trust and CFS where each will indemnify and hold harmless the other against any third party claims, except in the Trust shall not be required to indemnify or hold CFS harmless in the case of its negligence or intentional misconduct.

     If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Funds toll free in the U.S. at
(800) 232-0224 or at (717) 396-1116, or my mail at Emerald Funds c/o Citco Mutual Fund Services, Inc., 83 General Warren Blvd., Suite 200, Malvern, Pennsylvania 19355.

Revocation of Proxy

     Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Trust giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, at 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17605-0666) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement and Effect of Abstentions and Broker Non-votes

     The presence at the Meeting, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Trust, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to a Proposal. Any such adjournment as to a matter will require a majority of votes properly cast upon the question of adjourning the Meeting to another date and time. The persons named as proxies will vote "FOR" an adjournment with respect to a Proposal those proxies which they are entitled to vote in favor of such Proposal and will vote "AGAINST" an adjournment with respect a Proposal those proxies to be voted against such Proposal. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and is otherwise appropriate.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will have the effect of a "no" vote on the proposal to approve the Proposed Management Agreement and Proposed Sub-Advisory Agreement (Proposals 1 & 2) because the proposal requires the affirmative vote of a majority of the outstanding shares of each Fund for approval. With regard to the election of trustees (Proposal 3) and approving the Amended and Restated Agreement and Declaration of Trust of the Delaware Trust (Proposal 4) abstentions, votes withheld and broker non-votes do not count either for or against such election or approval.

Shareholdings Information

     Holders of record of the shares of the Funds on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund had 12,803,228.274, 10,705,458.390 and 504,564.807 shares issued and outstanding, respectively, and, accordingly, the Trust had 24,013,251.471 shares issued and outstanding in the aggregate.

     As of January 31, 2005, no person owned of record or beneficially 5% or more of the outstanding Class A shares of the Emerald Select Technology Fund.

     As of January 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding Class A and Class C shares of the Emerald Growth Fund and Emerald Select Banking and Finance Fund, respectively, and Class C shares of the Technology Fund.

                                                                                  Percent Ownership                    Total Number
Name and Address                                    Fund/Class                      of Fund/Class                       of Shares
----------------                                    ----------                      -------------                       ---------
Salomon Smith Barney, Inc.                         Growth Fund                           13.28%                       1,575,388.853
333 West 34th Street - 3rd Floor                   Class A shares
New York, NY 10001-2483

Merrill Lynch & Co.                                Growth Fund                           28.04%                       3,326,717.470
4800 Deer Lake Drive E Floor 3                     Class A shares
Jacksonville, FL 32246-6486

Merrill Lynch & Co.                                Growth Fund                            7.00%                          74,469.024
4800 Deer Lake Drive E Floor 3                     Class C shares
Jacksonville, FL 32246-6486

Merrill Lynch & Co.                                Banking & Finance Fund                 8.27%                         534,623.735
4800 Deer Lake Drive E Floor 3                     Class A shares
Jacksonville, FL 32246-6486

Merrill Lynch & Co.                                Banking & Finance Fund                24.74%                       1,015,248.403
4800 Deer Lake Drive E Floor 3                     Class C shares
Jacksonville, FL 32246-6486

FISERV Securities, Inc.                            Technology Fund                       14.90%                           9,882.638
One Commerce Square                                Class C shares
2005 Market Street, Suite 1200
Philadelphia, PA 19103

First Clearing, LLC FBO                            Technology Fund                       13.86%                           9,187.557
Ms. Joleen M. Baile                                Class C shares
106 Chamber Ridge
York, PA 17402-8416

                                                                                  Percent Ownership                  Total Number
Name and Address                                    Fund/Class                      of Fund/Class                     of Shares
----------------                                    ----------                      -------------                     ---------
Larry G. Sue Prudential Securities                 Technology Fund                       12.32%                       8,170
1676 Ala Moana Boulevard,                          Class C shares
Apt.  208
Honolulu, HI 96851-1416

Donaldson Lufkin Jenrette                          Technology Fund                       11.97%                       7,934.951
P.O. Box 2052                                      Class C shares
Jersey City, NJ 07303-2052

FISERV Securities, Inc.                            Technology Fund                        7.92%                       5,254.858
One Commerce Square                                Class C shares
2005 Market Street, Suite 1200
Philadelphia, PA 19103

First Clearing LLC                                 Technology Fund                        7.39%                       4,901.103
Larry Sue                                          Class C shares
1676 Ala Moana Boulevard
Apt. 208
Honolulu, HI 96851-1416

First Clearing LLC                                 Technology Fund                        6.61%                       4,382.265
Kenneth Dan Boyle                                  Class C shares
1602 East Fountain Street
Mesa, AZ 85203-5120

     As of January 31, 2005, the Trustees, nominees and Officers of the Funds owned, as a group, less than one percent of the outstanding shares of any one of the Funds.

Shareholder Proposals for and Other Information Regarding Subsequent Meetings

     The Trust does not hold annual meetings. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time, nor does the Trust have a policy with respect to Trustees' attendance at shareholder meetings, although it encourages such attendance. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17605-0666. The timely submission of a proposal will not guarantee its inclusion.

Other Matters to Come Before the Meeting

     No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or its Funds.

       PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                              By Order of the Board of Trustees of The HomeState Group

                              /s/ Stacey L. Sears

                              Stacey L. Sears
                              Secretary

                                                                       EXHIBIT A

                                  FORWARD FUNDS

                         INVESTMENT MANAGEMENT AGREEMENT

            AGREEMENT, effective as of [___________], 2005, between Forward Management, LLC ("Forward Management" or the "Investment Adviser") and the Forward Funds (the "Trust") on behalf of the series of the Trust listed on Exhibit A (the "Funds").

            WHEREAS, the Trust is a Delaware Trust of the series type organized under Declaration of Trust dated February 1, 2005 (the "Declaration") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company, and the Funds are series of the Trust; and

            WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

            NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Investment Adviser as follows:

            1. Appointment. The Investment Adviser is hereby appointed to act as investment adviser to the Funds for the periods and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

            2. Investment Advisory Duties. Subject to the supervision of the Trustees of the Trust, the Investment Adviser will: (a) provide a program of continuous investment management for the Funds with regard to the Funds' investment of their assets (the "Portfolios") in accordance with the Funds' investment objectives, policies and limitations as stated in the Funds' prospectus and statement of additional information included as part of the registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC"), as they may be amended from time to time, copies of which shall be provided to the Investment Adviser by the Trust; (b) make investment decisions for the Funds with regard to the Portfolios, including, but not limited to, the selection and management of investment sub-advisers for the Funds, in which case any of the duties of the Investment Adviser set forth herein may be delegated to such investment sub-advisers subject to approval by the Board of Trustees; (c) if investment sub-advisers are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisers under their respective sub-Advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Investment Adviser may deem appropriate; (d) place orders to purchase and sell investments in the Portfolios for the Funds; (e) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (f) if requested, and subject to Section 6 of this Agreement with respect to the Chief Compliance Officer of the Funds, provide the services of its officers as officers or administrative executives of the Funds (including, but not limited to the Chief Compliance Officer of the Funds) and the services of any

                                                                       EXHIBIT A

trustees of the Trust who are "interested persons" of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (g) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution plans of the Funds.

            In performing its investment management services to the Funds under the terms of this Agreement, the Investment Adviser will provide the Funds with ongoing investment guidance and policy direction.

            The Investment Adviser further agrees that, in performing its duties hereunder, it will:

      (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Trustees;

      (b) use reasonable efforts to manage the Portfolios so that the Funds will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

      (c) place orders pursuant to its investment determinations for the Funds in accordance with applicable policies expressed in the Funds' Prospectus and/or Statement of Additional Information, established through written guidelines determined by the Trust and provided to the Investment Adviser, and in accordance with applicable legal requirements;

      (d) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Portfolios. In addition, the Investment Adviser will keep the Trust and the Trustees informed of developments materially affecting the Portfolios and shall, on the Investment Adviser's own initiative, furnish to the Trust from time to time whatever information the Investment Adviser believes appropriate for this purpose;

      (e) make available to the Trust's administrator (the "Administrator"), and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Portfolios as may be required to assist the Administrator and the Trust in their compliance with applicable laws and regulations. The Investment Adviser will furnish the Trustees with such periodic and special reports regarding the Funds as they may reasonably request;

      (f) meet quarterly with the Trust's Board of Trustees to explain its investment management activities, and any reports related to the Portfolios as may reasonably be requested by the Trust;

      (g) immediately notify the Trust in the event that the Investment Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Investment Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Investment Adviser further agrees to notify the Trust immediately of any material fact known to the Investment Adviser respecting or relating to the

                                                                       EXHIBIT A

Investment Adviser that is not contained in the Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect; and

      (h) in making investment decisions for the Portfolios, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Investment Adviser seek to obtain any such information.

            3. Investment Guidelines. The Trust shall supply the Investment Adviser with such information as the Investment Adviser shall reasonably require concerning the Funds' investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Portfolios.

            4. Use of Securities Brokers and Dealers. The Investment Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Investment Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Registration Statement, or other factors that may be specified by the Board. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Investment Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") or other applicable law, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to a Fund and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Investment Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to the Investment Adviser if it is registered as a broker-dealer with the Securities and Exchange Commission ("SEC"), to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Fund, the Investment Adviser or an affiliate of the Investment Adviser. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine consistent with the above standards, and the Investment Adviser will report on said allocation regularly to the Board if and as required under applicable law or regulation, indicating the broker-dealers to which such allocations have been made and the basis therefor.

            5. Compensation. For its investment Advisory services specified in
Section 2 of this Agreement, the Trust agrees to pay annual fees to the Investment Adviser equal to the amounts listed opposite the respective Fund on Exhibit A. Fees shall be computed and accrued daily and paid monthly based on the average daily net asset value of shares of the Funds as determined

                                                                       EXHIBIT A

according to the manner provided in the then-current prospectus of the Funds. The Investment Adviser shall be responsible for compensating or directing compensation by the Funds to any investment sub-advisers employed by the Funds.

            6. Fees and Expenses. The Investment Adviser shall not be required to pay any expenses of the Funds other than those specifically allocated to the Investment Adviser in this Agreement. In particular, but without limiting the generality of the foregoing, the Investment Adviser shall not be responsible for the following expenses of the Funds: organization and certain offering expenses of the Funds (including out-of-pocket expenses, but not including the Investment Adviser's overhead and employee costs); fees payable to the Investment Adviser and to any other of the Funds' advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Funds in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of the Funds' Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Funds; expenses of establishing or implementing the Funds' compliance program; payments to the Administrator for maintaining the Funds' financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Funds; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Funds for sale; freight, insurance and other charges in connection with the shipment of the Funds' portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery or other office supplies; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Funds' businesses) of officers, Trustees and employees of the Trust who are not interested persons of the Investment Adviser; and travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, trustees or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Funds, or any committees thereof or advisers thereto.

Notwithstanding anything herein to the contrary, the Investment Adviser may, if requested: provide the services of one of its officers as the Chief Compliance Officer of the Funds provided that the Investment Adviser may be compensated and/or reimbursed for the cost of providing the services of the Chief Compliance Officer of the Funds and any compliance staff from time to time as agreed to between the Investment Adviser and the Trust pursuant to a support services or similar agreement.

            7. Books and Records. The Investment Adviser agrees to maintain such books and records with respect to its services to the Funds as are required by
Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal

                                                                       EXHIBIT A

provisions. The Investment Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Investment Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

            8. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Funds are adhered to, the Trust agrees that the Investment Adviser may aggregate sales and purchase orders of securities held in the Funds with similar orders being made simultaneously for other accounts managed by the Investment Adviser or with accounts of the affiliates of the Investment Adviser, if in the Investment Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Trust acknowledges that the determination of such economic benefit to the Funds by the Investment Adviser represents the Investment Adviser's evaluation that the Funds are benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

            9. Liability. The Investment Adviser shall not be liable to the Trust for the acts or omissions of any other fiduciary or other person respecting the funds or for anything done or omitted by the Investment Adviser under the terms of this Agreement if the Investment Adviser shall have acted in good faith and shall have exercised the degree of prudence, competence and expertise customarily exhibited by managers of institutional portfolios. Nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which may not be so limited or waived in accordance with applicable law.

            10. Services Not Exclusive. It is understood that the services of the Investment Adviser are not exclusive, and that nothing in this Agreement shall prevent the Investment Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Investment Adviser's ability to meet its obligations to the Funds hereunder. When the Investment Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Investment Adviser recommends the purchase or sale of the same security for the Funds, it is understood that in light of its fiduciary duty to the Funds, such transactions will be executed on a basis that is fair and equitable to the Funds. If the Investment Adviser provides any advice to its clients concerning the shares of the Funds, the Investment Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Funds.

            11. Duration and Termination. This Agreement shall become effective as of 12:01 a.m. on May 1, 2005 and shall continue with respect to each of the Funds, until April 30, 2007, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a

                                                                       EXHIBIT A

"majority" (as defined in the 1940 Act) of a Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty with respect to a Fund upon the vote of a majority of the Trustees or by vote of the majority of that Fund's outstanding voting securities, upon sixty (60) days' written notice to the Investment Adviser or (b) by the Investment Adviser at any time without penalty, upon sixty (60) days' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Investment Adviser on behalf of the Funds at the time of such termination. The Investment Adviser shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

            12. Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties, and consistent with the requirements of the 1940 Act.

            13. Proxies. Unless the Trust gives written instructions to the contrary, the Investment Adviser shall vote all proxies solicited by or with respect to the issuers of securities in the Portfolios. The Investment Adviser shall maintain a record of how the Investment Adviser voted and such record shall be available to the Trust upon its request. The Investment Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Funds' shareholders.

            14. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Trust:

            Forward Funds:
            433 California Street, Suite 1010
            San Francisco, CA 94104

If to the Investment Adviser:

            Forward Management, LLC
            433 California Street, Suite 1010
            San Francisco, CA 94104

            15. Confidential Information. The Investment Adviser shall maintain the strictest confidence regarding the business affairs of the Funds. Written reports furnished by the Investment Adviser to the Trust shall be treated by the Trust and the Investment Adviser as confidential and for the exclusive use and benefit of the Trust except as disclosure may be required by applicable law.

                                                                       EXHIBIT A

            16. Use of Names. It is understood that the names "Forward" and "Forward Management" or any derivative thereof or logo associated with those names are the valuable property of the Investment Adviser and its affiliates, and that the Trust and/or the Funds have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Trust and/or Funds. Upon termination of this Agreement, the Trust (or
Fund) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Fund, shall promptly amend its Agreement and Declaration of Trust to change its name (if such name is included therein) and remove Forward logos.

            17. Trust Obligation. A copy of the Trust's Certificate of Trust, as amended, is on file with the State of Delaware and notice is hereby given that this Agreement has been executed on behalf of the Trust by a Trustee or officer of the Trust in his or her capacity as such and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer or shareholder of the Trust individually. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Fund shall be enforceable against the assets and property of that Fund only, and not against the assets or property of any other series of the Trust, or against any of the Trustees, officers, employees, agents or shareholders of the Trust individually.

            18. Miscellaneous.

            (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

            (b) Concurrently with the execution of this Agreement, the Investment Adviser is delivering to the Trust a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Trust hereby acknowledges receipt of such copy.

            (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

            (e) Nothing herein shall be construed as constituting the Investment Adviser as an agent of the Trust or the Funds.

                            [Signature Page Follows]

                                                                       EXHIBIT A

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of [_________], 2005.

                                           FORWARD FUNDS

                                           By: _________________________________
                                           Name:
                                           Title:

                                           FORWARD MANAGEMENT, LLC

                                           By: _________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT A

                                    EXHIBIT A

                                                            ADVISORY FEE
---------------------------------------------------------------------------------------------------
            FUND                                    NET ASSETS                                 FEE
---------------------------------------------------------------------------------------------------
Forward Emerald Growth Fund     Up to and including $250,000,000                              0.75%

                                In excess of $250,000,000 up to and including $500,000,000    0.65%

                                In excess of $500,000,000 up to and including $750,000,000    0.55%

                                In excess of $750,000,000                                     0.45%

Forward Emerald                 Up to and including $100,000,000                              1.00%
Banking and Finance Fund

                                In excess of 100,000,000                                      0.90%

Forward Emerald                 Up to and including $100,000,000                              1.00%
Technology Fund

                                In excess of 100,000,000                                      0.90%

                                                                       EXHIBIT B

                                  FORWARD FUNDS

                        INVESTMENT SUB-ADVISORY AGREEMENT

         This INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement"), to be effective as of 12:01 a.m. on May 1, 2005, is made by and among: among Forward Management, LLC (the "Adviser"); Emerald Advisers, Inc. (the "Sub-Adviser"), and the Forward Funds (also known as the HomeState Group and the Emerald Mutual Funds), a Delaware statutory trust, (the "Trust"), by and on behalf of its series, the Forward Emerald Growth Fund, the Forward Emerald Banking and Finance Fund and the Forward Emerald Technology Fund (each, a "Fund," and collectively, the "Funds") (each such Fund also previously known by the name listed above without the word "Forward," respectively).

         WHEREAS, the Trust is a Delaware statutory trust of the series type organized under a Declaration of Trust dated February 1, 2005 (the "Declaration") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company, and the Funds are each a series of the Trust; and

         WHEREAS, the Adviser has been retained by the Trust to provide investment advisory services to each of the Funds with regard to each Fund's investments as further described in the Trust's registration statement on Form N-1A (the "Registration Statement") pursuant to an Amended and Restated Investment Management Agreement dated [__________] ("Investment Management Agreement"); and

         WHEREAS, the Funds' Board of Trustees, including a majority of the trustees who are not "interested persons," as defined in the 1940 Act, and each Fund's shareholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Trust, on behalf of each Fund pursuant to this Subadvisory Agreement and as described in the Registration Statement and the Sub-Adviser is willing to perform such services for each Fund; and

         WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, and intending to be legally bound, it is agreed among the Adviser, the Trust and the Sub-Adviser as follows:

         1. Appointment. The Trust and the Adviser hereby appoint the Sub-Adviser to perform advisory services to the Funds for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Duties. Subject to the supervision of the Board of Trustees of the Funds and the Adviser, the Sub-Adviser will, in coordination with the Adviser, (a) provide a program of continuous investment management for each Fund in accordance with the Fund's

                                                                       EXHIBIT B

investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Fund's Registration Statement filed with the

         Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Sub-Adviser by the Adviser with reasonable advance notice of any change to such investment objectives, policies and limitations; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for each Fund.

         In performing its investment management services for the Funds under the terms of this Agreement, the Sub-Adviser will provide each Fund with ongoing investment guidance and policy direction.

         The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the U.S. Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees, as they may be amended from time to time, copies of which shall be provided to the Sub-Adviser by the Adviser promptly after adoption or amendment by the Trustees;

         (b) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect or decisions made by any other person;

         (c) place orders pursuant to its investment determinations for each Fund, in accordance with applicable policies expressed in the Fund's then-current Prospectus and/or Statement of Additional Information or otherwise established through written guidelines established by the Funds and provided in writing to the Sub-Adviser;

         (d) furnish to the Trust and the Adviser whatever statistical information the Trustees, or the Adviser may reasonably request with respect to each Fund's assets or contemplated investments. In addition, the Sub-Adviser will keep the Trust, the Adviser and the Trustees informed of developments that, in the Sub-Adviser's reasonable judgment, will materially affect each Fund's portfolio and shall, on the Sub-Adviser's own initiative, furnish to each Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

         (e) make available to the Funds' administrator (the "Administrator"), the Adviser and the Trust, promptly upon their request and at the reasonable expense of the Trust, such copies of its investment records and ledgers with respect to each Fund as may reasonably be required to assist the Adviser, the Administrator and the Trust in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees, the Administrator, the Adviser and the Trust with such periodic and special reports regarding the Funds as they may reasonably request;

         (f) meet quarterly with the Adviser and the Trust's Board of Trustees to explain its investment management activities, and any reports related to each Fund as may reasonably be requested by the Adviser and/or the Trust;

                                                                       EXHIBIT B

         (g) immediately notify the Adviser and the Trust if the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority.

         The Sub-Adviser further agrees to notify each Fund and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect; and

         (h) immediately notify the Adviser if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a "material adverse change" shall include, but is not limited to, the termination or failure to renew advisory contracts within any six-month period with the Sub-Adviser with respect to 20% or more of its assets under management, or the departure of senior investment professionals involved in the Sub-Adviser's investment management activities under this Agreement to the extent such professionals are not replaced promptly with professionals of comparable experience and quality; and

         (i) in making investment decisions for the Fund, not knowingly use material inside information that may be in its possession or in the possession of any of its affiliates, unless the Sub-Adviser has "screens" and policies in place to prevent such knowledge from being imputed from such affiliate to the Sub-Adviser, nor will the Sub-Adviser seek to obtain any such information.

         3. Futures and Options. The Sub-Adviser's investment authority shall include the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon.

         The Sub-Adviser is authorized to: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of each Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of each Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

         4. Investment Guidelines. The Trust or the Adviser shall promptly supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably require or request concerning each Fund's investment policies, restrictions, limitations, tax positions, liquidity requirements and other information useful in managing each Fund's investments.

                                                                       EXHIBIT B

         5. Representations, Warranties and Covenants of the Trust, Adviser and Sub-Adviser. The Trust represents, warrants and covenants that (i) a copy of its Registration Statement together with all amendments thereto, is on file in the office of the U.S. Securities and Exchange Commission, (ii) the appointment of the Adviser has been duly authorized, (iii) the appointment of the Sub-Adviser has been duly authorized, by the Funds and the shareholders of each, and (iv) it has acted and will continue to act in conformity with all applicable laws.

         The Adviser represents, warrants and covenants that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized, by the Board of the Sub-Adviser, and (iii) it has and will continue to act in conformity with all applicable laws.

         The Sub-Adviser represents and warrants that (i) it is registered as an investment adviser with the SEC, and (ii) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment adviser or sub-adviser.

         6. Use of Securities Brokers and Dealers. Purchase and sale orders will usually be placed with brokers which are selected by the Sub-Adviser as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of a Fund, in selecting brokers or dealers to execute such orders; the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's research and portfolio management capability generally. It is further understood in accordance with
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Funds or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts. Neither the Sub-Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of a Fund.

         Neither the Sub-Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Fund, except as may be permitted under the 1940 Act. Unless otherwise directed by the Trust or the Adviser in writing, the Sub-Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

         7. Compensation. For the services specified in this Agreement, the Trust agrees to pay compensation to the Sub-Adviser equal to the amounts listed opposite the respective Fund on Exhibit A, calculated as set forth below, to the Sub-Adviser for services specified in this Agreement (collectively, the "Fees"). The management fees payable to the Adviser will be

                                                                       EXHIBIT B

reduced by the amount of the Fees. The Fees shall be computed and accrued daily and paid quarterly in arrears based on the average daily net asset value of the Funds as determined according to the manner provided in the then-current prospectus of the Funds.

         The Adviser shall provide to the Sub-Adviser, promptly following request therefor, all information reasonably requested by the Sub-Adviser to support the calculation of the Fees and shall permit the Sub-Adviser or its agents, upon reasonable notice and at reasonable times and at Sub-Adviser's cost to inspect the books and records of the Adviser or the Funds pertaining to such calculation.

         8. Fees and Expenses. The Sub-Adviser shall not be required to pay any expenses of the Funds other than those specifically allocated to the Sub-Adviser in this section 8. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible for the following expenses of the Funds: organization and offering expenses of the Fund; fees payable to the Sub-Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to a Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of the Funds' Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Funds; payments to the Administrator for maintaining each Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by a Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of a Fund for sale; freight, insurance and other charges in connection with the shipment of the Funds' portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of a Fund, or of entering into other transactions or engaging in any investment practices with respect to a Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery or other office supplies; any litigation expenses; costs of shareholders' and other meetings and proxy solicitations; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, trustees and employees of the Trust who are not interested persons of the Investment Manager; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust.

         9. Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Funds as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and

         Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Funds and will be surrendered promptly to the Trust upon its request except that the Sub-Adviser may retain copies of such documents as may be required by law. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite

                                                                       EXHIBIT B

authority any information or reports in connection with its services hereunder which may be requested by such authorities in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

         10. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Funds are adhered to, the Funds agree that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Funds with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Funds taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Funds acknowledge that the determination of such economic benefit to the Funds by the Sub-Adviser represents the Sub-Adviser's evaluation that the Funds are benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

         11. Liability.

         a. Neither the Sub-Adviser nor its officers, trustees or directors, employees, affiliates, agents or controlling persons shall be liable to the Trust, the Adviser, the Funds, their shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or person with respect to the Funds.

         b. Neither the Sub-Adviser nor its officers, trustees or directors, employees, affiliates; agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Trust, the Adviser, the Funds, their shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust, the Adviser, the Funds and/or their shareholders which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

         c. The Trust on behalf of each Fund, hereby agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers, employees, affiliates, agents and controlling persons (collectively, the "Indemnified Parties") against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Adviser, the Trust or a Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act") or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 11 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Adviser, Funds and/or their shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

                                                                       EXHIBIT B

         12. Services Not Exclusive. It is understood that the services of the Sub-Adviser are not exclusive, and that nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser's ability to meet its obligations to each Fund hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for a Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Sub-Adviser provides any advice to its clients concerning the shares of a Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

         The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to a Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to a Fund, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

         13. Materials. Each of the Adviser, the Trust and the Funds shall not make any representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub-Adviser prior to the filing of same with any regulatory authority and shall be afforded the opportunity to comment thereon.

         14. Duration and Termination. This Agreement shall become effective at 12:01 a.m. on May 1, 2005 and shall continue until April 30, 2007, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of each Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by a Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Sub-Advise; (b) by the Adviser at any time without penalty, upon sixty
(60) days' written notice to the Sub-

                                                                       EXHIBIT B

Adviser or (c) by the Sub-Adviser at any time without penalty, upon no more than sixty (60) and no fewer than thirty (30) days' written notice to the Trust.

         The Agreement will terminate automatically if the Investment Management Agreement terminates with respect to the Fund. The Adviser agrees to immediately notify the Sub-Adviser of the giving of or receipt of a notice with respect to the termination of the Investment Management Agreement with respect to the Fund, or, in the case of an automatic termination of that Agreement, the Adviser agrees to immediately notify the Sub-Adviser of that termination.

         This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Sub-Adviser on behalf of a Fund at the time of such termination. The Sub-Adviser shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

         15. Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties and, to the extent required by the 1940 Act, subject to receipt of requisite shareholder approval by the Trust or applicable Fund.

         16. Proxies. Unless the Trust gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by a Fund. The Sub-Adviser agrees to seek instructions from the Adviser (or its delegate) with respect to how it shall vote proxies a reasonable period before it is required to vote them. The Sub-Adviser acknowledges that it will be instructed to vote proxies in a manner that the Adviser believes best serves the interests of each Fund's shareholders.

         17. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

         If to the Trust:

         Forward Funds
         c/o Forward Management, LLC
         433 California Street, Suite 1010
         San Francisco, CA 94104
         Facsimile: (415) 982-2566

         If to the Sub-Adviser:

         Emerald Advisers, Inc.
         1703 Oregon Pike
         Lancaster, PA 17601
         Facsimile: (717) 396-1201

                                                                       EXHIBIT B

         with a copy to:

         Gregory J. Nowak, Esq.
         Pepper Hamilton LLP
         3000 Two Logan Square
         18th and Arch Streets
         Philadelphia, PA 19103
         Facsimile: 215-981-4750

         If to the Adviser:

         Forward Management, LLC
         433 California Street, Suite 1010
         San Francisco, CA 94104
         Facsimile: (415) 982-2566

         18. Confidential Information. The Sub-Adviser shall maintain the strictest confidence regarding the business affairs of the Funds. Written reports furnished by the Sub-Adviser to the Trust and the Adviser shall be treated by all of the parties as confidential and for the exclusive use and benefit of the Trust and the Funds except as disclosure may be required by applicable law.

         Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund and their prior, present or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P)", promulgated under the Gramm-Leach-Bliley Act (the "Act"), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Trust, Regulation S-P or the Act, except after prior notification to and approval in writing by the Trust. Such written approval shall not unreasonably be withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust. The Sub-Adviser may share the confidential and nonpublic information covered by this paragraph with its employees and affiliates to the extent reasonably necessary to perform its duties under this Agreement.

         19. Miscellaneous.

         (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

         (b) Concurrently with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and the Trust a copy of Part II of its Form ADV, as revised, on file with the

                                                                       EXHIBIT B

Securities and Exchange Commission. The Adviser and the Trust hereby acknowledge receipt of such copy.

         (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Funds.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of May 1, 2005.

                                                                   FORWARD FUNDS

                            On behalf of its series Forward Emerald Growth Fund,
                                    Forward Emerald Banking and Finance Fund and
                                                 Forward Emerald Technology Fund

                                       By:______________________________________
                                             Name:  J. Alan Reid
                                             Title: President

                                              FORWARD MANAGEMENT, LLC (Adviser),

                                       By:______________________________________
                                             Name:  J. Alan Reid
                                             Title: President

                         EMERALD ADVISERS, INC. AND EMERALD MUTUAL FUND ADVISERS
                                               TRUST, ITS ASSIGNEE (Sub-Adviser)

                                       By:______________________________________
                                             Name:  Kenneth Mertz
                                             Title: President

                                    EXHIBIT A



                                                   SUB-ADVISORY FEE
------------------------------------------------------------------------------------
        FUND                                   NET ASSETS                        FEE
------------------------------------------------------------------------------------
Forward Emerald Growth Fund   Up to and including $250,000,000                  0.40%

                              In excess of $250,000,000 up to and including     0.30%
                                      $500,000,000

                              In excess of $500,000,000 up to and including     0.20%
                                      $750,000,000

                              In excess of $750,000,000                         0.10%

Forward Emerald               Up to and including $100,000,000                  0.65%
Banking and Finance Fund

                              In excess of 100,000,000                          0.55%

Forward Emerald               Up to and including $100,000,000                  0.65%
Technology Fund

                              In excess of 100,000,000                          0.55%

                                                                       Exhibit C


             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

                                       of

                                  FORWARD FUNDS


                           a Delaware Statutory Trust




                              Effective May 1, 2005

                                TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
ARTICLE I Name and Definitions.............................................................1

  Section 1.1.     Name....................................................................1
  Section 1.2.     Name Reservation........................................................1
  Section 1.3.     Definitions.............................................................1

ARTICLE II Purpose of Trust................................................................3

ARTICLE III Shares.........................................................................3

  Section 3.1.     Shares of Beneficial Interest...........................................3
  Section 3.2.     Establishment and Designation of Shares.................................4
  Section 3.3.     Actions Affecting Series................................................5
  Section 3.4.     Relative Rights and Preferences.........................................5
  Section 3.5.     Ownership of Shares.....................................................7
  Section 3.6.     Investments in the Trust................................................8
  Section 3.7.     Status of Shares and Limitation of Personal Liability...................8

ARTICLE IV The Board of Trustees...........................................................8

  Section 4.1.     Number..................................................................8
  Section 4.2.     Election and Tenure.....................................................8
  Section 4.3.     Effect of Death, Resignation, etc. of a Trustee.........................9
  Section 4.4.     Trustee Compensation....................................................9

ARTICLE V Power of the Trustees............................................................9

  Section 5.1.     Management of the Trust.................................................9
  Section 5.2.     Action by Written Consent; Telephonic Meetings.........................10
  Section 5.3.     Powers of the Trustees.................................................10
  Section 5.4.     Payment of Expenses by the Trust.......................................13
  Section 5.5.     Ownership of Assets of the Trust.......................................13
  Section 5.6.     Issuance and Repurchase of Shares......................................14
  Section 5.7.     Power of Trustees to Change Provisions Relating to Shares..............14

ARTICLE VI Service Contracts..............................................................14

  Section 6.1.     Investment Adviser.....................................................14
  Section 6.2.     Principal Underwriter..................................................14
  Section 6.3.     Other Service Contracts................................................15
  Section 6.4.     Validity of Contracts..................................................15

ARTICLE VII Shareholders' Voting Powers and Meetings......................................15

  Section 7.1.     Voting Powers..........................................................15
  Section 7.2.     Quorum and Required Vote...............................................16
  Section 7.3.     Action by Written Consent..............................................16
  Section 7.4.     Record Dates...........................................................16

                                                                                        Page
                                                                                        ----
ARTICLE VIII Net Asset Value, Distributions, and Redemptions..............................16

  Section 8.1.     Determination of Net Asset Value.......................................16
  Section 8.2.     Distributions..........................................................17
  Section 8.3.     Redemptions and Repurchases............................................17
  Section 8.4.     Redemptions at the Option of the Trust.................................18
  Section 8.5.     Transfer of Shares.....................................................18

ARTICLE IX Limitation of Liability........................................................18

  Section 9.1.     Limitation of Liability................................................18
  Section 9.2.     Indemnification of Certain Persons.....................................18
  Section 9.3.     Indemnification of Shareholders........................................19
  Section 9.4.     Trustee's Good Faith Action, Expert Advice, No Bond or Surety..........19
  Section 9.5.     Liability of Third Persons Dealing with Trustees.......................19
  Section 9.6.     Insurance..............................................................19

ARTICLE X Termination and Merger..........................................................19

  Section 10.1.     Termination of Trust or Series or Class...............................19
  Section 10.2.     Sale of Assets; Merger and Consolidation..............................21

ARTICLE XI Miscellaneous..................................................................21

  Section 11.1.     Amendments............................................................21
  Section 11.2.     Filing of Copies......................................................21
  Section 11.3.     References and Headings...............................................22
  Section 11.4.     Applicable Law........................................................22
  Section 11.5.     Provisions in Conflict with Law or Regulations........................22
  Section 11.6.     Statutory Trust Only..................................................22
  Section 11.7.     Counterparts..........................................................22

             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

                                       OF

                                  FORWARD FUNDS

     This Amended and Restated Agreement and Declaration of Trust of the Emerald Mutual Funds (the "Trust"), dated as of May ___, 2005, is made among the individuals listed on the signatory page attached hereto (hereinafter referred to as Trustees) and each person who becomes a Shareholder in accordance with the terms hereinafter set forth.

     WHEREAS, the Trustees have caused a Certificate of Trust (the "Certificate of Trust") to be filed with the Secretary of State of the State of Delaware on February 1, 2005; and

     WHEREAS, the Trustees have caused a Certificate of Amendment to the Certificate of Trust to be filed with the Secretary of State of Delaware on April 29, 2005 to change the name of the Trust from "Emerald Mutual Funds" to "Forward Funds" effective on 12:01 a.m., May 1, 2005;

     NOW, THEREFORE, the Trustees do hereby declare that all money and property contributed to the Trust hereunder shall be held and managed in trust under this Agreement and Declaration of Trust for the benefit of the Shareholders as set forth below.

                                   ARTICLE I
                              Name and Definitions

     Section 1.1. Name. This Trust shall be known as "Forward Funds" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

     Section 1.2. Name Reservation. The Trust acknowledges that it uses the term "Emerald" in its name only with the permission of Emerald Asset Management, Inc., a Pennsylvania corporation ("EAM"), the ultimate parent company of the Investment Adviser, and agrees that EAM shall control the use of the term "Emerald" by the Trust. The Trust further agrees that if any subsidiary of EAM or its successors or assigns should at any time cease to be the Investment Adviser, the Trust shall, at the written request of EAM or its successors or assigns, eliminate the term "Emerald" from its name and any materials or documents referring to the Trust, and will not henceforth use the term "Emerald" in the conduct of the Trust's business, except to any extent specifically agreed to by EAM. The Trust further acknowledges that EAM reserves the right to grant the non-exclusive right to use the term "Emerald" to any other persons or entities, including other investment companies, whether now in existence or hereafter created. The provisions of this paragraph are binding on the Trust, its successors and assigns and on its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

     Section 1.3. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

          1.3.1. "By-Laws" shall mean the By-Laws of the Trust as amended or restated from time to time.

          1.3.2. "Certificate of Trust" shall have the meaning set forth in first "Whereas" clause of this Declaration of Trust.

          1.3.3. "Class" or "Classes" shall mean a portion of Shares of a Series of the Trust established in accordance with the provisions of ARTICLE III hereof.

          1.3.4. "Company" shall have the meaning specified in Section 2(a)(8) of the 1940 Act.

          1.3.5. "Declaration of Trust" shall mean this Agreement and Declaration of Trust, as amended, supplemented or restated from time to time.

          1.3.6. "Delaware Act" refers to the Delaware Statutory Trust Act, 12 Del. C. Section 3801 et seq., as such act may be amended from time to time.

          1.3.7. "Class Expenses" shall mean expenses incurred by a particular Class in connection with a shareholder services arrangement or a distribution plan that is specific to such Class or any other differing share of expenses or differing fees, in each case, pursuant to a plan adopted by the Trust pursuant to Rule 18f-3 under the 1940 Act, as such plan or rule may be amended from time to time.

          1.3.8. "Commission" shall mean the U.S. Securities and Exchange Commission.

          1.3.9. "General Assets" shall have the meaning set forth in Section
3.4.1. hereof.

          1.3.10. "Interested Person" shall have the meaning set forth in
Section 2(a)(19) of the 1940 Act.

          1.3.11. "Investment Adviser" or "Adviser" shall mean a party furnishing services to the Trust pursuant to any contract described in Section
6.1 hereof.

          1.3.12. "1940 Act" refers to the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, each as amended from time to time. References herein to specific sections of the 1940 Act shall be deemed to include such rules and regulations as are applicable to such sections as determined by the Trustees or their designees.

          1.3.13. "Outstanding Shares" shall mean Shares shown on the books of the Trust or its transfer agent as then issued and outstanding, and includes Shares of one Series that the Trust has purchased on behalf of another Series, but excludes Shares of a Series that the Trust has redeemed or repurchased.

          1.3.14. "Person" shall mean and include any of the following: individuals, corporations, partnerships, trusts, foundations, plans, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

          1.3.15. "Principal Underwriter" shall have the meaning set forth in Section (2)(a)(29) of the 1940 Act.

          1.3.16. "Proportionate Interest" shall have the meaning set forth in
Section 3.2.2. hereof.

          1.3.17. "Series" shall mean each series of Shares established and designated under or in accordance with the provisions of ARTICLE III hereof.

          1.3.18. "Shares" means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.

          1.3.19. "Shareholder" means a record owner of Outstanding Shares of the Trust.

          1.3.20. "Trust" refers to the Delaware statutory trust established by this Declaration of Trust.

          1.3.21. "Trustees" refers to the persons who have signed this Declaration of Trust, so long as they continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed to serve on the Board of Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as Trustees hereunder.

          1.3.22. "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust.

                                   ARTICLE II
                                Purpose of Trust

     The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act through one or more Series investing primarily in securities and to carry on such other business as the Trustees may from time to time determine pursuant to authority under this Declaration of Trust.

                                  ARTICLE III
                                     Shares

     Section 3.1. Shares of Beneficial Interest.

          3.1.1. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, with no par value per Share. Shares shall be validly issued, fully paid and non-assessable when issued for such consideration as the Trustees shall determine. All Shares issued in connection with a dividend or other distribution in Shares or a split or reverse split of Shares shall be fully paid and non-assessable.

          3.1.2. Pursuant to Section 3806(b) of the Delaware Act, the Trustees shall have authority, from time to time, (i) to establish Shares of a Series, each of which constitutes a Series and shall be separate and distinct from the Shares in any other Series and (ii) to further divide Shares of any Series into one or more separate and distinct classes of Shares, each of which constitutes a Class.

          3.1.3. The Series shall include, without limitation, those Series specifically established and designated in Section 3.2.1. hereof, and such other Series as the Trustees may deemed necessary or desirable. The Trustees shall have exclusive power, without the requirement of Shareholder approval, from time to time, to establish and designate such separate and distinct Series, and, subject to the provisions of this Declaration of Trust and the 1940 Act, to fix and determine the rights of Shareholders of Shares in such Series. If only one Series shall be established, unless provided for otherwise the Shares shall have the rights and preferences provided for herein and in Section 3.4 hereof to the extent relevant.

          3.1.4. This Trust is a series trust pursuant to Sections 3804(a) and 3806(b) of the Delaware Act, and each Series shall be a separate series of the Trust within the meaning of Section 3806(b)(2) of the Delaware Act. As such, separate and distinct records shall be maintained for each Series and the assets of the Trust associated with each Series shall be held and accounted for separately from the other assets of the Trust or any other Series. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or the assets of any other Series nor shall the assets of any Series be charged with the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to another Series, or, except as otherwise provided herein, the Trust generally.

     Section 3.2. Establishment and Designation of Shares.

          3.2.1. The Trust shall consist of one or more separate and distinct Series, each with an unlimited number of Shares unless otherwise specified. The Trustees may establish one or more Classes of Shares of any Series, each with an unlimited number of Shares unless otherwise specified.

          3.2.2. Each Class so established and designated shall represent a proportionate undivided interest (as determined by or at the direction of, or pursuant to authority granted by, the Trustees, consistent with industry practice) ("Proportionate Interest") in the net assets belonging to that Series and shall have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations and designations and be subject to the same terms and conditions, except that (i) Class Expenses allocated to a Class for which such expenses were incurred shall be borne solely by that Class,
(ii) other expenses, costs, charges and reserves allocated to a Class in accordance with Section 3.4.2. may be borne solely by that Class, provided that the allocation of such other expenses, costs, charges, and reserves is not specifically required to be set forth in a plan adopted by the Trust pursuant to Rule 18f-3 under the 1940 Act; (iii) dividends declared and payable to a Class pursuant to
Section 3.4.3. shall reflect the items separately allocated thereto pursuant to the preceding clauses, (iv) each Class may have separate rights to convert to another Class, exchange rights, and similar rights, each as determined by the Trustees, and (v) subject to Section 7.1 hereof, each Class may have exclusive voting rights with respect to matters affecting only that Class. Any fractional Share of a Series shall have proportionately all rights and obligations of a whole share of such Series, including rights with respect to voting, receipt of dividends and distributions and redemptions of Shares as set forth in Section
3.4 hereof.

          3.2.3. The Trustees hereby establish and designate the Series and Classes listed on Schedule A attached hereto and made a part hereof. Each additional Series and the Classes of such additional Series shall be established by the adoption of a resolution adopted by a majority of the Trustees. Each such resolution is incorporated herein by reference and made a part of this Declaration of Trust whether or not expressly stated in such resolution, and shall be effective upon the occurrence of both (i) the date stated therein (or, if no such date is stated, upon the date of such adoption) and (ii) the execution of an amendment either to this Declaration of Trust or to Schedule A hereto establishing and designating such additional Series and Classes.

     Section 3.3. Actions Affecting Series. Subject to the right of Shareholders, if any, to vote pursuant to Section 7.1, the Trustees shall have full power and authority, in their sole discretion without obtaining any prior authorization or vote of the Shareholders of any Series, or any Class or Classes thereof, to fix or change such preferences, voting powers, rights and privileges of any Series, or Classes thereof, as the Trustees may from time to time determine, including any change that may adversely affect a Shareholder; to divide or combine the Shares of any Series, or Classes thereof, into a greater or lesser number; to classify, reclassify or convert any issued Shares of any Series, or Classes thereof, into one or more Series or Classes of Shares of a Series; and to take such other action with respect to the Shares as the Trustees may deem desirable. A Series may issue any number of Shares but need not issue any Shares. At any time that there are no Outstanding Shares of any particular Series or Class previously established and designated, the Trustees may abolish that Series or Class and the establishment and designation thereof.

     Section 3.4. Relative Rights and Preferences. Shares of each Series or Class established pursuant to Section 3.2 hereof, unless otherwise provided in the resolution establishing such Series or Class, shall have the following relative rights and preferences:

          3.4.1. Assets Held with Respect to a Particular Series.

               (a) Specific Assets. All consideration received by the Trust for the issue or sale of Shares of a particular Series and Class, including dividends and distributions paid by, and reinvested in, such Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series.

               (b) General Assets. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes in absence of manifest error.

               (c) Each Class of a Series shall have a Proportionate Interest in the net assets belonging to that Series. References herein to assets, expenses, charges, costs and reserves "allocable" or "allocated" to a particular Class of a Series shall mean the aggregate amount of such items multiplied by the Class's Proportionate Interest.

          3.4.2. Liabilities Held with Respect to a Particular Series.

               (a) Specific Liabilities. The assets of the Trust held with respect to each Series shall be charged with the liabilities of the Trust with respect to such Series and all expenses, costs, charges and reserves attributable to such Series. Class Expenses shall, in all cases, be allocated to the Class for which such Class Expenses were incurred.

               (b) General Liabilities. Any general liabilities, expenses, costs, charges or reserves of the Trust or any Series that are not readily identifiable as belonging to a particular Series or any particular Class thereof shall be allocated and charged by the Trustees, between or among any one or more of the Series or Classes in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes in absence of manifest error.

               (c) All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to a Series, shall look exclusively to the assets held with respect to such Series for payment of such credit, claim, or contract. None of the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Trust generally that have not been allocated to a specified Series, or with respect to any other Series, shall be enforceable against the assets of such specified Series. Each creditor, claimant and contracting party shall be deemed nevertheless to have agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the contractual relationship.

          3.4.3. Dividends, Distributions, Redemptions, and Repurchases. Shareholders of any Series shall be entitled to receive dividends and distributions, when, if and as declared with respect thereto in the manner provided in Section 8.2 hereof. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders in absence of manifest error.

     No Share shall have any priority or preference over any other Share of the same Series or Class thereof with respect to dividends or distributions of the Trust or otherwise. All dividends and other distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of such Series or Class, as the case may be, in proportion to the number of Shares of such Series or Class they held on the record date established for such payment, provided that such dividends and other distributions on Shares of a Class shall appropriately reflect Class Expenses and other expenses allocated to that Class.

     No dividend or distribution including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class with respect to, or any redemption or repurchase of, the Shares of any Series or Class shall be effected by the Trust other than from the assets held with respect to such Series or Class, nor shall any Shareholder of any Series or Class otherwise have any right or claim against the assets held with respect to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

          3.4.4. Voting. Each Share shall have voting rights as provided in
ARTICLE VII hereof. All Shares of the Trust entitled to vote on a matter shall vote without differentiation among the separate Series or Classes on a one-vote-per-Share basis and each fractional Share shall be entitled to a proportionate fractional vote; provided however, if a matter to be voted on affects only the interests of certain Series or Class as determined by the Trustees, then only the Shareholders of such affected Series or Class shall be entitled to vote on the matter.

          3.4.5. Exchange Privilege. The Trustees shall have the authority to provide that the Shareholders of any Series or Class shall have the right to exchange such Shares for Shares of one or more other Series or Class in accordance with such requirements and procedures as may be established by the Trustees.

          3.4.6. Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Series.

     Section 3.5. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and Class thereof. No certificates evidencing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series and similar matters and, by resolution, may restrict the transfer of Shares of a Series. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series and

Class and as to the number of Shares of each Series and Class thereof held from time to time by each Shareholder.

     Section 3.6. Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize. Each investment shall be credited to the Shareholder's account in the form of full and fractional Shares of the Trust in such Series and Class as the purchaser shall select, at the net asset value per Share next determined for such Series and Class after receipt of the investment; provided, however, that the Trustees may, in their sole discretion, impose a reimbursement fee upon investments in the Trust.

     Section 3.7. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust, the By-Laws of the Trust and the resolutions of the Board of Trustees. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms thereof. The death of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle such representative only to the rights of said deceased Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle a Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners or joint venturers except as specifically provided for pursuant to
ARTICLE III herein or by resolution of the Board of Trustees. As provided by applicable law, no Shareholder of the Trust shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class thereof. The Shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time agree to pay.

                                   ARTICLE IV
                              The Board of Trustees

     Section 4.1. Number. The number of Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) nor more than twelve (12).

     Section 4.2. Election and Tenure. Subject to the requirements of Section 16(a) of the 1940 Act, the Board of Trustees, by action of a majority of the Trustees then holding office at a duly constituted meeting, may fill vacancies in the Board of Trustees and remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Board of Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the Outstanding Shares of the Trust. A meeting of Shareholders for the purpose of electing or removing one or more Trustees (i) may be called by the Trustees upon their own vote, and (ii) shall be called upon the written request of Shareholders owning 10% or more of the Shares of the Trust in the aggregate.

     Section 4.3. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in Section 4.2, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust.

     Section 4.4. Trustee Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust. They may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, administrative, legal, accounting, investment banking, underwriting, brokerage, or investment dealer or other services and the payment for the same by the Trust.

                                   ARTICLE V
                              Power of the Trustees

     Section 5.1. Management of the Trust. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration of Trust. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possession of the United States of America, and in any and all foreign jurisdictions and to do all such other things and execute any and all such instruments that they may consider desirable, necessary or appropriate in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees and unless otherwise specified herein or required by the 1940 Act or other applicable law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office or a majority of any duly constituted committee of Trustees. The enumeration of any specific power in this Declaration of Trust shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court or other authority.

     Section 5.2. Action by Written Consent; Telephonic Meetings. Any action required or permitted to be taken at any meeting of the Board of Trustees, or any committee thereof, may be taken without a meeting if all members of the Board of Trustees or committee (as the case may be) consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Trustees, or committee, except as otherwise provided in the 1940 Act. Trustees may participate in meetings by means of a telephone conference or other communications equipment through which each person participating in the meeting may hear all other persons participating in the meeting.

     Section 5.3. Powers of the Trustees. Without limiting the provisions of
Section 5.1, the Trustees shall have power and authority:

          5.3.1. To operate as, and to carry on the business of, an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;

          5.3.2. To invest and reinvest cash and cash items, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of all types of securities, futures contracts and options thereon, and forward currency contracts of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality or organization, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities, futures contracts and options thereon, and forward currency contracts, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

          5.3.3. To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

          5.3.4. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

          5.3.5. To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

          5.3.6. To hold any security or property in a form not indicating that it is Trust Property, whether in bearer, book entry, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to the applicable provisions of the 1940 Act;

          5.3.7. To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

          5.3.8. To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

          5.3.9. To litigate, compromise, arbitrate, settle or otherwise adjust claims in favor of or against the Trust or a Series, or any matter in controversy, including but not limited to claims for taxes;

          5.3.10. To enter into joint ventures, general or limited partnerships and any other combinations or associations;

          5.3.11. To borrow funds or other property in the name of the Trust or Series exclusively for Trust purposes;

          5.3.12. To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

          5.3.13. Subject to ARTICLE IX, to purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary, desirable or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its Series investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Adviser, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence;

          5.3.14. Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same between or among two or more Series, provided that any liabilities or expenses incurred by a particular Series shall be payable solely out of the assets of that Series;

          5.3.15. To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

          5.3.16. To adopt, amend and repeal By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust;

          5.3.17. To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

          5.3.18. To appoint from their own and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine and to adopt a committee charter providing for such responsibilities;

          5.3.19. To employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank;

          5.3.20. To retain one ore more transfer agents or shareholder servicing agents;

          5.3.21. To provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise;

          5.3.22. To set record dates for the determination of Shareholders with respect to various matters; declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series;

          5.3.23. To establish from time to time separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with ARTICLE III hereof;

          5.3.24. To interpret the investment policies, practices or limitations of any Series;

          5.3.25. To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series, or to require the redemption of the Shares of any Shareholder whose investment is less than such minimum upon giving notice to such Shareholder or in accordance with Section 8.4;

          5.3.26. To delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or servicing agents, Investment Adviser or Principal Underwriter; and

          5.3.27. In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power set forth herein, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising from the businesses, purposes, objects or powers set forth above.

     The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series and the Trust shall not be required to diversify each individual Series of the Trust. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

     Section 5.4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust or a Series, or partly out of the principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Series, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust or Series, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, Investment Adviser, Principal Underwriters, auditors, counsel, custodians, transfer agents, servicing agents, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

     Section 5.5. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by, or in the name of one or more of the Trustees acting for and on behalf of the Trust, or in the name of the Trust, or in the name of any other Person as nominee acting for and on behalf of the Trust, on such terms as the Trustees may determine. Upon the resignation, incompetency, bankruptcy, removal, or death of a Trustee he or she shall automatically cease to have any such title in any of the Trust Property, and the title of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered. The Trustees may determine that the Trust or the Trustees acting for and on behalf of the Trust shall be deemed to hold beneficial ownership of any income earned on the securities owned by the Trust, whether domestic or foreign.

     Section 5.6. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, transfer, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, or other wise deal in Shares and, subject to applicable law and the provisions set forth in Section 3.3 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or any assets belonging to the particular Series, with respect to which such shares are issued.

     Section 5.7. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provision of this Declaration of Trust to the contrary, and without limiting the power of the Trustees to amend this Declaration of Trust, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for action by any Shareholder, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without approval of the Shareholders, the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders or that approval of the Shareholders is not required by the 1940 Act or other applicable law. If Shares have been issued, approval of the Shareholders shall be required to adopt any amendments to this Declaration of Trust which would adversely affect to a material degree the rights and preferences of the Shares of any Series or which would materially increase or decrease the par value of the Shares of any Series.

                                   ARTICLE VI
                                Service Contracts

     Section 6.1. Investment Adviser. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust and/or for any Series with any Person; and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for the Investment Adviser to determine from time to time, without prior consultation with the Trustees, what investments shall be purchased, held, sold or exchanged by the Trust and/or for each Series and what portion, if any, of the assets of the Trust and/or each Series shall be held uninvested and to make changes in the Trust's and/or each Series' investments, and such other responsibilities as may specifically be delegated to such Person.

     The Trustees may authorize the Investment Adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the Investment Adviser, and upon such terms and conditions, as may be agreed among the Trustees, the Investment Adviser and sub-adviser. Any reference in this Declaration of Trust to the Investment Adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

     Section 6.2. Principal Underwriter. The Trustees may also, at any time and from time to time, contract with any Persons, appointing such Persons exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series or Class or other securities to be issued by the Trust. Every such contract may contain such other terms as the Trustees shall determine.

     Section 6.3. Other Service Contracts. The Trustees are also empowered, at any time and from time to time, to contract with any Persons, appointing such Person(s) to serve as custodian(s), transfer agent and/or shareholder servicing agent for the Trust or one or more of its Series. Every such contract shall comply with such terms as may be required by the Trustees. The Trustees are further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

     Section 6.4. Validity of Contracts. The fact that:

               (a) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, Adviser, manager, Principal Underwriter, distributor, or affiliate or agent of or for any Person with which an advisory, management or administration contract, or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may be made, or

               (b) any Person with which an advisory, management or administration contract or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may be made also has an advisory, management or administration contract, or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other service contract, or has other business or interests with any other Person, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the applicable requirements of the 1940 Act.

                                  ARTICLE VII
                    Shareholders' Voting Powers and Meetings

     Section 7.1. Voting Powers. Subject to Section 3.4.4. , the Shareholders shall have right to vote only to (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees as provided in Section 4.2 hereof; (iii) approve the termination of the Trust or any Series (or Class), unless a majority of the Trustees determines that the continuation of the Trust or any Series (or Class) is not in the best interests of the Trust, such Series (or Class), or their respective Shareholders as a result of factors or events adversely affecting the abilities of the Trust or Series (or Class) to conduct its business and operations in an economically viable manner; such factors or events may include the inability of the Trust or a Series (or Class) to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or its Series (or Classes) or affecting the assets of the type in which the Trust or Series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series; (iv) approve any amendment to this ARTICLE VII, Section 7.1; and
(vii) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine.

There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Meetings of Shareholders for the purposes above shall be called and notice thereof shall be given as provided for the By-Laws.

     Section 7.2. Quorum and Required Vote. One-third of the Outstanding Shares of each Series or Class, or one-third of the Outstanding Shares of the Trust, entitled to vote shall constitute a quorum for the transaction of business at a meeting of the Shareholders with respect to such Series or Class, or with respect to the entire Trust, respectively. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Subject to Section 3.4.4. and the applicable provisions of the 1940 Act, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions except only a plurality vote shall be necessary to elect Trustees.

     Section 7.3. Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the By-Laws) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series (or Class) entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

     Section 7.4. Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may fix a time, which shall be not more than ninety (90) days before the date of any meeting of Shareholders, as the record date for determining the Shareholders having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date. For the purpose of determining the Shareholders who are entitled to receive payment of any dividend or of any other distribution, the Trustees may fix a date, which shall be before the date for the payment of such dividend or distribution, as the record date for determining the Shareholders having the right to receive such dividend or distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series.

                                  ARTICLE VIII
                 Net Asset Value, Distributions, and Redemptions

     Section 8.1. Determination of Net Asset Value. The Trustees shall cause the net asset value of Shares of each Series or Class to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine the net asset value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose The net asset value of Shares shall be determined separately for each Series or Class at such times as may be prescribed by the Trustees (including any description in the registration statement of the Trust filed under the 1940 Act) or, in the absence of action by the Trustees, as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day for all or part of which the Exchange is open for unrestricted trading.

     Section 8.2. Distributions. The Trustees may from time to time declare and pay dividends and make other distributions with respect to any Series, or Class thereof, which may be from income, capital gains or capital. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class, as the case may be, in proportion to the number of Shares of that Series or Class they held on the record date established for such payment, provided that such dividends and other distributions on Shares of a Class shall appropriately reflect Class Expenses and other expenses allocated to that Class. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash distribution payment plans, or similar plans as the Trustees deem appropriate.

     Section 8.3. Redemptions and Repurchases.

          8.3.1. The Trust shall purchase such Shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust redeem such Shares or in accordance with such procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, in accordance with the applicable provisions of the 1940 Act or as further provided by resolution of the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request for redemption is received in proper form. The obligation set forth in this Section 8.3 is subject to the provision that in the event that any time the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees.

     8.3.2. The redemption price may in any case or cases be paid in cash or wholly or partly in kind in accordance with Rule l8f-1 under the 1940 Act if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series of which the Shares are being redeemed. Subject to the foregoing, the selection and quantity of securities or other property so paid or delivered as all or part of the redemption price shall be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

     Section 8.4. Redemptions at the Option of the Trust. The Trust shall have the right, at its option, upon sixty (60) days notice to the affected Shareholder at any time to redeem Shares of such Shareholder at the net asset value thereof as described in Section 8.1 herein or as further provided by resolution of Trustees: (i) if at such time such Shareholder owns Shares of any Series or Class having an aggregate net asset value of less than a minimum value determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a Series or Class equal to or in excess of a maximum percentage of the Outstanding Shares of such Series or Class determined from time to time by the Trustees. The Trustees may also, at their option, call for the redemption of Shares of any Shareholder or may refuse to transfer or issue Shares to any Person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established. In furtherance of the purposes of the Trust, if an executive officer of the Trust has determined that a Shareholder has engaged in excessive trading in Shares of a Series, the Trust may require such Shareholder to redeem such Shareholder's Shares at the net asset value thereof as described in Section 8.1.

     To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payments of amounts due and owing by a Shareholder to the Trust or any Series or Class.

     Section 8.5. Transfer of Shares. Except to the extent that the Trustees have provided by resolution that the Shares of a Series or Class are non-transferable, the Trust shall transfer shares held of record by any Person to any other Person upon receipt by the Trust or a Person designated by the Trust of a written request therefore in such form and pursuant to such procedures as may be approved by the Trustees.

                                   ARTICLE IX
                             Limitation of Liability

     Section 9.1. Limitation of Liability.

          9.1.1. The Trustees shall not be responsible or liable in any event for any act or omission or neglect or wrong-doing of them or any officer, agent, employee, Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          9.1.2. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

     Section 9.2. Indemnification of Certain Persons. Subject to the provisions of the By-Laws, the Trust or the appropriate Series out of its assets shall indemnify and hold harmless each and every person who is, or has been, a Trustee and may indemnify and hold harmless each and every person who is, or has been, an officer of the Trust to the fullest extent permitted by law from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Section 9.3. Indemnification of Shareholders. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder of the Trust or any Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall upon request by the Shareholder, assume the defense of any such claim made against the Shareholder for any act or obligation of that Series.

     Section 9.4. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Section 9.5. Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

     Section 9.6. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

                                   ARTICLE X
                             Termination and Merger

     Section 10.1. Termination of Trust or Series or Class.

          10.1.1. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the Trustees by written notice to the Shareholders, subject to the right of Shareholders, if any, to vote pursuant to Section 7.1. Any Series or Class may be terminated at any time by the Trustees by written notice to the Shareholders of that Series or Class, subject to the right of Shareholders, if any, to vote pursuant to Section 7.1.

          10.1.2. On termination of the Trust or any Series pursuant to Section
10.1.1. above,

               (a) the Trust or that Series thereafter shall carry on no business except for the purpose of winding up its affairs,

               (b) the Trustees shall (i) proceed to wind up the affairs of the Trust or that Series, and all powers of the Trustees under this Declaration of Trust with respect thereto shall continue until such affairs have been wound up, including the powers to fulfill or discharge the contracts of the Trust or that Series, (ii) collect the Trust's or that Series' assets or the assets belonging thereto, (iii) sell, convey, assign, exchange, or otherwise dispose of all or any part of those assets to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Trust's or that Series' liabilities, and (v) do all other acts appropriate to liquidate its business, and

               (c) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees shall distribute the remaining assets ratably among the Shareholders of the Trust or that Series.

          10.1.3. On termination of any Class pursuant to Section 10.1.1. above,

               (a) the Trust thereafter shall no longer issue Shares of that Class,

               (b) the Trustees shall do all other acts appropriate to terminate the Class, and

               (c) the Trustees shall distribute ratably among the Shareholders of that Class, in cash or in kind, an amount equal to the Proportionate Interest of that Class in the net assets of the Series (after taking into account any Class Expenses or other fees, expenses, or charges allocable thereto), and in connection with any such distribution in cash the Trustees are authorized to sell, convey, assign, exchange or otherwise dispose of such assets of the Series of which that Class is a part as they deem necessary.

          10.1.4. On completion of distribution of the remaining assets pursuant to Section 10.1.2.(c) above, the Trust or the affected Series shall terminate and the Trustees and the Trust shall be discharged from all further liabilities and duties hereunder with respect thereto and the rights and interests of all parties therein shall be cancelled and discharged.

On termination of the Trust, following completion of winding up of its business, the Trustees shall cause a Certificate of Cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which Certificate may be signed by any one Trustee.

     Section 10.2. Sale of Assets; Merger and Consolidation. Subject to right of Shareholders, if any, to vote pursuant to Section 7.1, the Trustees may cause
(i) the Trust or one or more of its Series to the extent consistent with applicable law to sell all or substantially all of its assets to, or be merged into or consolidated with, another Series, business or statutory trust (or series thereof) or Company (or series thereof), (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another business or statutory trust (or series thereof) created pursuant to this Section 10.2, (iii) the Shares of any Class to be converted into another Class of the same Series, or (iv) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. In all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger, exchange or consolidation including the power to create one or more separate statutory or business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series (or Class) into beneficial interests in such separate statutory or business trust or trusts (or series or class thereof).

                                   ARTICLE XI
                                  Miscellaneous

     Section 11.1. Amendments. The Trustees may, without any Shareholder vote,
(a) amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated trust instrument or (b) amend Schedule A hereto; provided that Shareholders shall have the right to vote on any amendment (i) which would affect the voting rights of Shareholders granted in Section 7.1, (ii) to this Section 11.1 to the extent it would reduce Shareholders' voting rights, (iii) required to be approved by Shareholders by law or by the Trust's registration statement(s) filed with the Commission, and (iv) submitted to them by the Trustees in their discretion. Any such amendment, having been approved by a majority of the Trustees then holding office, shall become effective, unless otherwise provided by such Trustees, upon approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein. Notwithstanding anything else herein, any amendment to ARTICLE IX which would have the effect of reducing the indemnification or other rights provided thereby to current or former Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence shall require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon.

     Section 11.2. Filing of Copies. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments.

     Section 11.3. References and Headings. In this instrument and in any such restatements and/or amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.

     Section 11.4. Applicable Law. This Agreement and Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the Delaware Act. The Trust shall be a Delaware statutory trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust.

     Section 11.5. Provisions in Conflict with Law or Regulations.

          11.5.1. The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986 or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

          11.5.2. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     Section 11.6. Statutory Trust Only. It is the intention of the Trustees to create a statutory trust pursuant to the Delaware Act, and thereby to create only the relationship of trustee and beneficial owners within the meaning of such Act between the Trustees and each Shareholder. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, joint venture, or any form of legal relationship other than a statutory trust pursuant to such act and nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     Section 11.7. Counterparts. This instrument may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall be deemed to constitute a single document.

                            [Signature Page Follows.]

     IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Amended and Restated Declaration of Trust of Emerald Mutual Funds as of May 1, 2005.


----------------------------------------      ----------------------------------
J. Allen Reid, Jr.                            Leo T. McCarthy


----------------------------------------      ----------------------------------
Kenneth V. Domigues                           Donald O'Connor


----------------------------------------
Haig G. Mardikian

                                   SCHEDULE A

                                       to

             Amended and Restated Agreement and Declaration of Trust

                                       of

                                  Forward Funds

                         Schedule of Series and Classes

----------------------------------------------------------------------------------------------------------------------

Series                                                                          Class of Shares

----------------------------------------------------------------------------------------------------------------------
Forward Emerald Growth Fund                                                     Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Emerald Banking and Finance Fund                                        Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Emerald Technology Fund                                                 Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------

                                      PROXY
                               THE HOMESTATE GROUP

                               EMERALD GROWTH FUND

               Proxy Solicited on behalf of the Board of Trustees

The undersigned, revoking all previous proxies, hereby appoints Daniel W. Moyer IV and Stacey L. Sears (collectively, the "Proxies"), and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with full power of substitution, to vote, as indicated below and in his or her discretion upon such other matters as may properly come before the meeting, all shares of beneficial interest which the undersigned would be entitled to vote at the Special Meeting of the Shareholders of The HomeState Group (the "Trust") to be held on, and at any adjournment or postponement thereof.

Please sign, date and return promptly this proxy card in the enclosed envelope if you are not voting by telephone, internet or facsimile.

                  To vote by telephone, internet or facsimile:

--------------------------------------------------------------------------------------------------------------------
                 CALL                                  INTERNET                                  FAX
--------------------------------------------------------------------------------------------------------------------
    Dial toll-free 1-866-241-6192                      Log on to                Fax your signed and dated proxy card
                                           https://vote.proxy-direct.com and              to 1-888-796-9932
                                                follow the instructions
--------------------------------------------------------------------------------------------------------------------

Proposal 1.      To Approve a New Investment Management Agreement between the
                 Trust and Forward Management, LLC:

              |_| FOR                    |_| AGAINST                 |_| ABSTAIN

Proposal 2.       To Approve a New Investment Sub-Advisory Agreement among the
                  Trust, Forward Management, LLC And Emerald Advisers, Inc.:

              |_| FOR                    |_| AGAINST                 |_| ABSTAIN

Proposal 3.       Election of Trustees:

      |_|  FOR the nominees listed below         |_| WITHHOLD AUTHORITY to vote
                                                 for all nominees listed below


       Nominees:    (1) Kenneth V. Domingues, (2) Haig G. Mardikian,
                    (3) Leo T. McCarthy, (4) Donald O'Connor, and
                    (5) J. Alan Reid, Jr.

         (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below and mark the "FOR" box above.)

                                 -----------------------------------------------

Proposal 4.       To Approve an Amended and Restated Declaration of Trust for
                  Emerald Mutual Funds, a Delaware Statutory Trust, into which
                  Shareholders have approved the Trust to Reorganize:

              |_| FOR                    |_| AGAINST                 |_| ABSTAIN

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR TRUSTEE LISTED ON THE REVERSE SIDE HEREOF (PROPOSAL 3) AND "FOR" PROPOSALS 1, 2, and 4 . THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT DATED MARCH 2, 2005.

                                   ---------------------------------------------
                                   Signature of Shareholder

                                   ---------------------------------------------
Date:_________________, 2005       Signature of Shareholder

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE SHARES ARE ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.

                               THE HOMESTATE GROUP

                     EMERALD SELECT BANKING AND FINANCE FUND

               Proxy Solicited on behalf of the Board of Trustees

The undersigned, revoking all previous proxies, hereby appoints Daniel W. Moyer IV and Stacey L. Sears (collectively, the "Proxies"), and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with full power of substitution, to vote, as indicated below and in his or her discretion upon such other matters as may properly come before the meeting, all shares of beneficial interest which the undersigned would be entitled to vote at the Special Meeting of the Shareholders of The HomeState Group (the "Trust") to be held on, and at any adjournment or postponement thereof.

Please sign, date and return promptly this proxy card in the enclosed envelope if you are not voting by telephone, internet or facsimile.

                  To vote by telephone, internet or facsimile:

--------------------------------------------------------------------------------------------------------------------
                 CALL                                  INTERNET                                  FAX
--------------------------------------------------------------------------------------------------------------------
    Dial toll-free 1-866-241-6192                      Log on to                Fax your signed and dated proxy card
                                           https://vote.proxy-direct.com and              to 1-888-796-9932
                                                follow the instructions
--------------------------------------------------------------------------------------------------------------------

Proposal 1.       To Approve a New Investment Management Agreement between the
                  Trust and Forward Management, LLC:

              |_| FOR                    |_| AGAINST                |_| ABSTAIN

Proposal 2.       To Approve a New Investment Sub-Advisory Agreement among the
                  Trust, Forward Management, LLC And Emerald Advisers, Inc.:

              |_| FOR                      |_| AGAINST              |_| ABSTAIN

Proposal 3.       Election of Trustees:

         |_|  FOR the nominees listed below       |_| WITHHOLD AUTHORITY to vote
                                                      for all nominees listed
                                                      below

    Nominees:         (1) Kenneth V. Domingues, (2) Haig G. Mardikian,
                      (3) Leo T. McCarthy, (4) Donald O'Connor, and
                      (5) J. Alan Reid, Jr.

     (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below and mark the "FOR" box above.)

Proposal 4. To Approve an Amended and Restated Declaration of Trust for Emerald Mutual Funds, a Delaware Statutory Trust, into which Shareholders have approved the Trust to Reorganize:

         |_| FOR                      |_| AGAINST                  |_| ABSTAIN

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR TRUSTEE LISTED ON THE REVERSE SIDE HEREOF (PROPOSAL 3) AND "FOR" PROPOSALS 1, 2, and 4 . THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT DATED MARCH 2, 2005.

                                   ---------------------------------------------
                                   Signature of Shareholder


                                   ---------------------------------------------
Date:_________________, 2005       Signature of Shareholder

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE SHARES ARE ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.

                               THE HOMESTATE GROUP

                         EMERALD SELECT TECHNOLOGY FUND

               Proxy Solicited on behalf of the Board of Trustees

The undersigned, revoking all previous proxies, hereby appoints Daniel W. Moyer IV and Stacey L. Sears (collectively, the "Proxies"), and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with full power of substitution, to vote, as indicated below and in his or her discretion upon such other matters as may properly come before the meeting, all shares of beneficial interest which the undersigned would be entitled to vote at the Special Meeting of the Shareholders of The HomeState Group (the "Trust") to be held on, and at any adjournment or postponement thereof.

Please sign, date and return promptly this proxy card in the enclosed envelope if you are not voting by telephone, internet or facsimile.

                  To vote by telephone, internet or facsimile:

---------------------------------------------------------------------------------------------------------------------
                 CALL                                  INTERNET                                  FAX
---------------------------------------------------------------------------------------------------------------------
   Dial toll-free 1-866-241-6192                        Log on to                Fax your signed and dated proxy card
                                           https://vote.proxy-direct.com and               to 1-888-796-9932
                                                follow the instructions
---------------------------------------------------------------------------------------------------------------------

Proposal 1. To Approve a New Investment  Management  Agreement between the Trust and Forward Management, LLC:

            |_| FOR                     |_| AGAINST                  |_| ABSTAIN

Proposal 2. To Approve a New Investment  Sub-Advisory  Agreement among the Trust, Forward Management, LLC And Emerald Advisers, Inc.:

            |_| FOR                     |_| AGAINST                  |_| ABSTAIN

Proposal 3. Election of Trustees:

      |_|  FOR the nominees listed below      |_| WITHHOLD AUTHORITY to vote for
                                                  all nominees listed below

      Nominees:    (1) Kenneth V. Domingues,  (2) Haig G. Mardikian, (3) Leo T.
                   McCarthy, (4) Donald O'Connor, and (5) J. Alan Reid, Jr.

     (Instruction: To withhold authority to vote for any nominee(s),  write the name(s) of such nominee(s) on the line below and mark the "FOR" box above.)


Proposal 4. To Approve an Amended and Restated Declaration of Trust for
            Emerald Mutual Funds, a Delaware Statutory Trust, into which Shareholders have approved the Trust to Reorganize:

             |_| FOR                      |_| AGAINST                |_| ABSTAIN

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR TRUSTEE LISTED ON THE REVERSE SIDE HEREOF (PROPOSAL 3) AND "FOR" PROPOSALS 1, 2, and 4. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT DATED MARCH 2, 2005.

                                   ---------------------------------------------
                                   Signature of Shareholder


                                   ---------------------------------------------
Date:_________________, 2005       Signature of Shareholder

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE SHARES ARE ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.